                                                                  EXHIBIT 10.20

--------------------------------------------------------------------------------

                          CONSTRUCTION LOAN AGREEMENT

                                 by and between

                  THE SUMITOMO BANK, LIMITED, NEW YORK BRANCH


                                      and

                      SOUTHWEST MARKET LIMITED PARTNERSHIP


                                      for

                            TWO INDEPENDENCE SQUARE


                          Dated as of February 22, 1991


--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                -----------------
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ARTICLE I     DEFINITIONS.......................................     1

   Section 1.01  Definitions....................................     1
   Section 1.02  Accounting Terms...............................    18

ARTICLE II    TERMS OF THE LOAN AND DISBURSEMENT
                OF PROCEEDS.....................................    18

   Section 2.01  Agreement to Lend..............................    18
   Section 2.02  Repayment......................................    18
   Section 2.03  Loan Documents.................................    19
   Section 2.04  Payment of Principal
                   and Interest.................................    19
   Section 2.05  Disbursements - General........................    19
   Section 2.06  Project Budget.................................    20
   Section 2.07  Timing of Disbursements........................    20
   Section 2.08  Lender's Right to Condition
                   Disbursements................................    21
   Section 2.09  Disbursements for Project Costs................    21
   Section 2.10  Disbursement of Contingency
                   Funds........................................    24
   Section 2.11  Disbursements of Interest......................    24
   Section 2.12  Disbursement of Tenant
                   Improvement Costs............................    25
   Section 2.13  Modifications to Project Budget................    28
   Section 2.14  Balancing......................................    29
   Section 2.15  Automatic Debit and Credit; Wire
                   Transfers....................................    29

ARTICLE III   BORROWER'S FIXED RATE OPTION......................    30

   Section 3.01  Borrower's Fixed Rate Option...................    30
   Section 3.02  Exercise of Conversion Option..................    30
   Section 3.03  Interest Rate Management
                   Arrangement..................................    31
   Section 3.04  Conditions to Lender's Obligation
                   to Enter Into an Interest Rate
                   Management Arrangement.......................    33
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                                        i
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ARTICLE IV    CONDITIONS TO THE INITIAL
                DISBURSEMENT........................................      34

   Section 4.01  Loan Documents.....................................      34
   Section 4.02  Title Policies.....................................      34
   Section 4.03  Survey.............................................      35
   Section 4.04  Insurance..........................................      35
   Section 4.05  Flood Insurance....................................      35
   Section 4.06  Existence and Authorization........................      36
   Section 4.07  Opinion of Borrower's Counsel......................      37
   Section 4.08  Opinion from Counsel to Each
                   Guarantor........................................      37
   Section 4.09  UCC Search.........................................      37
   Section 4.10  Hazardous Material.................................      37
   Section 4.11  Streets and Utilities..............................      38
   Section 4.12  Project Budget.....................................      38
   Section 4.13  Base Building Construction Schedule................      38
   Section 4.14  Permits............................................      38
   Section 4.15  Plans..............................................      39
   Section 4.16  Stored Materials...................................      39
   Section 4.17  Architects' Materials..............................      39
   Section 4.18  General Contractor's Materials.....................      39
   Section 4.19  Contractor and Subcontractor
                   Materials........................................      39
   Section 4.20  Engineer's Certificate.............................      39
   Section 4.21  Other Project Documents............................      40
   Section 4.22  Consultants' Report................................      40
   Section 4.23  Cost to Complete...................................      40
   Section 4.24  Government Materials...............................      40
   Section 4.25  Appraisal..........................................      40
   Section 4.26  Fees...............................................      40
   Section 4.27  General Conditions.................................      41
   Section 4.28  Construction-Related Conditions....................      41
   Section 4.29  Bid Protest Litigation.............................      42
   Section 4.30  Land Use Agreements................................      42

ARTICLE V     CONDITIONS TO ALL SUBSEQUENT
                DISBURSEMENTS.......................................      42

   Section 5.01  Initial Disbursement...............................      42
   Section 5.02  General Conditions.................................      42
   Section 5.03  Request for Disbursement Documents.................      43
   Section 5.04  Title Endorsements.................................      45
   Section 5.05  Plans; Permit Approval.............................      45
   Section 5.06  Stored Materials...................................      45
   Section 5.07  Contractors and Subcontractors.....................      46
   Section 5.08  Final Construction Disbursement....................      46
   Section 5.09  Advances Without Requests..........................      47
   Section 5.10  Surveys............................................      48
   Section 5.11  Final Disbursement of Loan Proceeds................      49

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ARTICLE VI   REPRESENTATIONS AND WARRANTIES.......................       51

   Section 6.01  Existence........................................       51
   Section 6.02  Authorization; Enforceable
                   Obligation.....................................       51
   Section 6.03  Conflicting Agreements...........................       51
   Section 6.04  Required Documents...............................       52
   Section 6.05  No Material Litigation...........................       52
   Section 6.06  Bid Protest Litigation...........................       52
   Section 6.07  Margin Regulations...............................       52
   Section 6.08  Compliance With Applicable Laws..................       53
   Section 6.09  Government Leases................................       53
   Section 6.10  No Brokers.......................................       53
   Section 6.11  Project Documents................................       54
   Section 6.12  Plans............................................       54
   Section 6.13  Project Budget and Construction
                   Schedule.......................................       54
   Section 6.14  Streets and Utilities............................       54
   Section 6.15  ERISA............................................       55
   Section 6.16  Environmental....................................       55
   Section 6.17  Whole Tax Parcel.................................       55
   Section 6.18  Casualty.........................................       55
   Section 6.19  True Statements..................................       55

ARTICLE VII   AFFIRMATIVE AND NEGATIVE COVENANTS..................       56

   Section 7.01  Commencement and Completion of
                   Construction...................................       56
   Section 7.02  Encroachments....................................       57
   Section 7.03  Plans............................................       57
   Section 7.04  Compliance with Laws
                   and Other Requirements.........................       58
   Section 7.05  Change Orders....................................       58
   Section 7.06  Project Budget; Annual Operating
                   Budget.........................................       59
   Section 7.07  Contractors and Subcontractors...................       59
   Section 7.08  Permits and Warranties...........................       60
   Section 7.09  Protection Against Liens and Claims..............       60
   Section 7.10  Removal of Personalty............................       60
   Section 7.11  Insurance........................................       61
   Section 7.12  Title Reports....................................       61
   Section 7.13  Entry and Inspection.............................       61
   Section 7.14  Physical Security of Project.....................       61
   Section 7.15  Information Covenants............................       62
   Section 7.16  Management of Property...........................       64
   Section 7.17  Project Documents................................       65
   Section 7.18  Operation and Maintenance of
                   Project........................................       65
   Section 7.19  Environmental....................................       65
   Section 7.20  Other Business...................................       65

                                       iii
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   Section 7.21  Further Encumbrance.................................       66
   Section 7.22  Transfers...........................................       68
   Section 7.23  Reimbursable Expenses...............................       68
   Section 7.24  Preservation of Existence...........................       69
   Section 7.25  Future Tenant Estoppel
                   Certificates......................................       69
   Section 7.26  Use of Proceeds.....................................       70
   Section 7.27  Publicity...........................................       70
   Section 7.28  Name................................................       70
   Section 7.29  Consultants' Fees...................................       70
   Section 7.30  Partnership Agreement; No
                   Partnership Distributions.........................       70
   Section 7.31  Space Leases........................................       71
   Section 7.32  Tenant Improvements Schedule........................       71

ARTICLE VIII  EVENTS OF DEFAULT AND REMEDIES.........................       71

   Section 8.01  Events of Default...................................       71
   Section 8.02  Remedies............................................       76

ARTICLE IX    MISCELLANEOUS..........................................       79

   Section 9.01  Expenses............................................       79
   Section 9.02  Entire Agreement....................................       79
   Section 9.03  Counterparts........................................       80
   Section 9.04  Governing Law/Venue/Jurisdiction....................       80
   Section 9.05  Severability........................................       80
   Section 9.06  Successors and Assigns..............................       80
   Section 9.07  Setoff..............................................       81
   Section 9.08  Time of the Essence.................................       81
   Section 9.09  Headings............................................       81
   Section 9.10  Notices.............................................       81
   Section 9.11  Successive Remedies.................................       82
   Section 9.12  No Waiver...........................................       82
   Section 9.13  Estoppel Certificates/Non-disturbance/
                   Other Agreements..................................       83
   Section 9.14  Cross-Default.......................................       83
   Section 9.15  Purpose of Loans....................................       83
   Section 9.16  Inconsistencies with Loan
                   Documents.........................................       83
   Section 9.17  Survival............................................       83
   Section 9.18  Indemnification.....................................       84
   Section 9.19  No Agency, Partnership or
                   Joint Venture; Nonliability
                   of Lender.........................................       85
   Section 9.20  Negotiated Document.................................       86
   Section 9.21  Limitation on Recourse..............................       86
   Section 9.22  Actions on Behalf of Lender.........................       87

EXHIBITS

    Exhibit A -      Form of Request for Disbursement

    Exhibit B -      Form of Lien Waiver and Affidavit of
                     Payment

SCHEDULES

    Schedule 4.12 -  Project Budget

    Schedule 4.13 -  Base Building Construction Schedule

    Schedule 6.11 -  Project Documents

    Schedule 6.12 -  Plans

                          CONSTRUCTION LOAN AGREEMENT

         THIS CONSTRUCTION LOAN AGREEMENT made as of the 22 day of February, 1991 by and between SOUTHWEST MARKET LIMITED PARTNERSHIP, a limited partnership organized and existing under the laws of the District of Columbia, having an office at c/o Boston Properties, 500 E Street, S.W., Washington, D.C., 20024 ("Borrower"), and THE SUMITOMO BANK, LIMITED, a Japanese banking institution acting through its NEW YORK BRANCH, having an office at One World Trade Center, Suite 9651, New York, New York 10048 ("Lender");


                             W I T N E S S E T H :
                             - - - - - - - - - -

         WHEREAS, pursuant to that certain commitment letter dated September 28, 1990 from Lender to Borrower, as amended by that certain letter from Lender to Borrower dated December 12, 1990 (collectively, the "Commitment"), and on the terms and conditions hereinafter set forth, Lender is willing to lend to Borrower the aggregate sum of up to ONE HUNDRED TWENTY-FIVE MILLION DOLLARS ($125,000,000), to be evidenced by a promissory note and secured by, among other things, a lien upon certain real property located in the District of Columbia;

         NOW, THEREFORE, for and in consideration of the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:


                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

         Section 1.01.  Definitions.  As used in this Agreement, the capitalized
                        -----------
terms set forth in this Article I shall have the meanings given them in this
Article I. Capitalized terms used in this Agreement but not defined in this
Article I shall have the meanings set forth elsewhere in this Agreement. Capitalized terms used but not defined in this Agreement shall have the meanings given such terms in the Note or, if not defined therein, in the Deed of Trust (as those terms are hereinafter defined).

         Affiliate.  As used herein, "Affiliate" shall mean each of:  (a) any
         ---------
general Partner, (b) any Guarantor, and

(c) any other Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, Borrower, any general Partner or any Guarantor. For purposes of this and all other definitions, the term "control" shall mean the possession, directly or indirectly, of the power to cause the direction of the management and policies of a Person, whether through the ownership of voting securities or equity interests, by contract, mutual understanding, family relationship or otherwise.

         Agent.  As used herein, "Agent" shall mean Commercial Settlements,
         -----
Inc., a District of Columbia corporation, an authorized agent of the Title Companies.

         Agreement.  As used herein, "Agreement" shall mean this Construction
         ---------
Loan Agreement, including all schedules and exhibits hereto, as the same may be amended or otherwise modified from time to time.

         Annual Operating Budget.  As used herein, "Annual Operating Budget"
         -----------------------
shall have the meaning given such term in Section 7.15(h) hereof.

         Appraisal.  As used herein, "Appraisal" shall mean an appraisal of the
         ---------
fair market value of the Project performed by the Appraiser in accordance with the rules and guidelines of the American Institute of Real Estate Appraisers.

         Appraised Value of the Trust Estate. As used herein, "Appraised Value
         -----------------------------------
of the Trust Estate" shall mean the fair market value of Borrower's estate in the Trust Estate as set forth (a) as of the date hereof in the Appraisal performed and prepared by the Appraiser dated November 2, 1990, and delivered to Lender in connection with the making of the Loan or (b) thereafter, from time to time, in a current Appraisal prepared by the Appraiser.

         Appraiser.  As used herein, "Appraiser" shall mean Leggat McCall &
         ---------
Werner Appraisal and Consulting Company, Inc., or another appraiser designated by Borrower and approved by Lender, such approval not to be unreasonably withheld or delayed.

         Architect.  As used herein, "Architect" shall mean each of the
         ---------
following: (a) with respect to all of the Project other than the Tenant Improvements, Kohn Pedersen Fox Associates P.C.; (b) with respect to the GSA Tenant Improvements only, Greenwell Goetz Architects, P.C. ("Greenwell Goetz"); and (c) with respect to the Retail Tenant Improvements to be constructed pursuant to a Space Lease, the Person designated by Borrower or the Space Tenant to perform the design services for such Retail Tenant Improvements. Architect also shall mean, with respect to the successor or successors to each Architect in (a), (b) and (c) above, each such other Person as may hereafter be designated by Borrower or a Space Tenant and reasonably approved by Lender in accordance with the terms hereof to act in the place of any of the foregoing Persons as architect for such Person's respective portion of the Project; provided, however, that Lender shall have such approval right only to the extent that Borrower has the right to designate and/or approve such successor Architect in accordance with the terms of such Person's contract with Borrower or a Space Tenant.

         Architect Contract.  As used herein, "Architect Contract" shall mean
         ------------------
each of the following: (a) with respect to Kolin Pedersen Fox Associates P.C., that certain agreement with Borrower dated December 18, 1989; (b) with respect to Greenwell Goetz, that certain agreement dated July 1, 1990 providing for interior design services for the GSA Tenant Improvements, (c) with respect to a Person designated by Borrower or a retail Tenant to perform the design services for Retail Tenant Improvements, the contract between Borrower and such Person for such services; and (d) the contract between Borrower and any subsequent Architect similarly providing for architectural services for the Project.

         Assignment of Project Documents.  As used herein, "Assignment of
         -------------------------------
Project Documents" shall mean the Collateral Assignment of Project Documents from Borrower to Lender of even date herewith in a form mutually agreed to by Borrower and Lender.

         Assignment of Rents.  As used herein, "Assignment of Rent" shall mean
         -------------------
the Collateral Assignment of Leases, Rents, Profits and Income and Pledge of Accounts with an effective date the same as the date hereof in a form mutually agreed to by Borrower and Lender.

         Base Building.  As used herein, "Base Building" shall mean the
         -------------
structure, built in accordance with the Plans, as it exists at the completion of all work shown on the Two Independence Square Preliminary Schedule, dated August 15, 1990, and after the issuance of a certificate of occupancy by the appropriate Governmental Authority for all work shown on the Preliminary Schedules.

         Base Building Construction Schedule.  As used herein, Base Building
         -----------------------------------
Construction Schedule shall mean the schedule of dates upon which completion of certain portions of the Base Building is anticipated to occur, which schedule is, pursuant to Section 4.13, attached hereto as Schedule 4.13.

         Bid Protest Guaranty.  As used herein, "Bid Protest Guaranty" shall
         --------------------
mean the joint and several guaranty of even date herewith made by Guarantors in favor of Lender in a form mutually agreed to by Borrower and Lender guaranteeing payment to Lender of the entire Indebtedness.

         Bid Protest Litigation.  As used herein, "Bid Protest Litigation" shall
         ----------------------
mean that certain civil action No. 90-2951, filed December 4, 1990 in the United States District Court for the District of Columbia (the "District Court") challenging the award of the GSA Building Lease to Borrower for which the District Court issued an order dated January 11, 1991, dismissing plaintiff's suit and confirming the award of the GSA Building Lease to Borrower, and from which plaintiff has outstanding rights to request a modification from the District Court or to appeals.

         Business Day.  As used herein, a "Business Day" shall mean a day on
         ------------
which (a) commercial banks in New York City are open for business, (b) commercial banks in London, England are open for business, and (c) dealings in U.S. Dollar deposits are carried on in the London Interbank Eurodollar Market (as defined in the Note).

         Change Order.  As used herein, "Change Order" shall mean a change in
         ------------
the Plans, or in the Construction Contracts.

         Completion Date.   As used herein, "Completion Date" shall mean January
         ---------------
1, 1994, subject to extension for Force Majeure and Unavoidable Government Delay as provided in this Agreement.

         Completion Guaranty.  As used herein, "Completion Guaranty" shall mean
         -------------------
the joint and several guaranty of even date herewith made by Guarantors in favor of Lender in a form mutually agreed to by Borrower and Lender, guaranteeing Lien-free completion of the entire Project.

         Completion of Construction.  As used herein, "Completion of
         --------------------------
Construction" shall mean that (a) the core, shell and other portions of the Project (other than Tenant Improvements) have been constructed in a good and workmanlike manner substantially in accordance with the Plans and with all Laws and all requirements of the National Fire Protection Association (or its successor); (h) all required inspections by Governmental Authorities have been completed and either a permanent certificate of occupancy or a temporary certificate of occupancy subject to no conditions that cannot be satisfied within the Project Budget and Construction Schedule has been obtained covering all of the core, shell and other "base building" portions of the Project such that (without limiting the foregoing), upon construction of the Tenant Improvements, the entire Project may lawfully be occupied for its intended purpose; (c) all conditions to the Final Construction Disbursement as set forth in Section 5.08 have been satisfied or, in Lender's sole discretion, waived; (d) all Tenant Improvements required to be constructed by Borrower under the Government Leases shall have been constructed in a good and workmanlike manner substantially in accordance with the plans and specifications therefor and with all Laws and all requirements of the National Fire Protection Association (or its successor); (e) Borrower shall have obtained either a permanent certificate of occupancy or a temporary certificate of occupancy subject to no conditions that cannot be satisfied within the Project Budget and Construction Schedule covering the entire Leased Premises; and (f) the GSA shall have commenced paying Base Rent on the entire Leased Premises without protest and as required by the terms of the GSA Building Lease.

         Construction Contract.  As used herein, "Construction Contract" shall
         ----------------------
mean (a) that certain Agreement Between Owner and General Contractor dated as of October 12, 1990, made by and between Borrower and McDevitt & Street Company, a Florida corporation, providing for the construction of the Project or (b) the lump-sum contract between Borrower and any subsequent General Contractor similarly providing for construction of the Project.

         Construction Schedule.  As used herein, "Construction Schedule" shall
         ---------------------
mean the schedule of dates upon which completion of certain portions of the Project is anticipated to occur, which schedule shall be comprised of the Base Building Construction Schedule and the Tenant Improvements Schedule.

         Consultants.  As used herein, "Consultants" shall mean all independent
         ------------
third-party consultants, including the Inspecting Engineer, that Lender reasonably deems necessary and selects to provide the following services to
Lender: (a) review the Plans; (b) review Project Cost breakdowns and the Construction Schedule; (c) conduct compliance inspections with respect to the progress of construction of the Project and approve each element of a Request for Disbursement; and (d) perform such other services as may, from time to time, reasonably be required by Lender in connection with the performance of any undertaking of Lender contemplated hereunder or to protect or assess the value of Lender's security or to assist in enforcing Lender's rights under any of the Loan Documents.

         Contract and Contractor.  As used herein, "Contract" shall mean a
         --------     ----------
contract, other than the Construction Contract or Architect Contract, to which Borrower or Boston Properties, as Borrower's agent on behalf of Borrower, is a party for the supply of materials, labor, services or a combination thereof in connection with the Project. As used herein, "Contractor" shall mean the Person who, as a party to a Contract, is to supply materials, labor, services or a combination thereof.

         Conversion Date.  As used herein, "Conversion Date" shall have the
         ----------------
meaning ascribed to such term in Subsection 3.03(b) hereof.

         Debt Service Coverage Ratio.  As used herein, "Debt Service Coverage
         ---------------------------
Ratio" shall mean the ratio obtained by dividing (a) Net Cash Flow for the pertinent period by (b) Project Debt Service for the pertinent period.

         Deed of Trust.  As used herein, "Deed of Trust" shall mean the
         -------------
Construction Loan Deed of Trust and Security Agreement with an effective date the same as the date hereof, by and among Borrower, Lender and Gerald R. Perras and Stuart S. Levin as trustees for Lender, as the same may be modified, consolidated or restated from time to time.

         Designated Representative.  As used herein, "Designated Representative"
         -------------------------
shall mean an individual authorized, from time to time, in writing by Borrower, with approval of Lender, to deliver Requests for Disbursements, certificates, and other documents and material to Lender pursuant to this Agreement and the other Loan Documents.

         Disbursement.  As used herein, "Disbursement" shall mean each of the
         ------------
disbursements of the proceeds of the Loan made pursuant to this Agreement.

         Environmental Guaranty.  As used herein, "Environmental Guaranty" shall
         ----------------------
mean the joint and several guaranty of even date herewith made by Guarantors in favor Lender in a form mutually agreed to by Borrower and Lender guaranteeing Borrower's performance of certain obligations under the Deed of Trust relating to Hazardous Material.

         Environmental Report.  As used herein, "Environmental Report" shall
         --------------------
mean the Geotechnical Environmental Site Assessment dated December 2, 1987 by Briggs Associates, Inc., the Report of Underground Storage Tank Removal dated March 20, 1990 (Proj. No. 5057 MD 20) by Briggs Associates, Inc., and the Environmental Report, Two Independence Square dated October 24, 1990 by Briggs Associates, Inc.

         Event of Default.  As used herein, "Event of Default" shall have the
         ----------------
meaning ascribed to such term in Section 8.01 hereof.

         Exercise Period.  As used herein, "Exercise Period" shall have the
         ---------------
meaning ascribed to such term in Subsection 3.02(c) hereof.

         Expenses.  As used herein, "Expenses" shall mean the actual costs
         --------
incurred by Borrower with respect to or allocable to a given period in connection with the operation or ownership of the Trust Estate; provided, however, that in the case of capital expenditures, Expenses shall mean the total amount of such expenditures allocated over the useful life of the property for which the expenditure was made, and in the case of prepaid expenditures, the total amount of such prepaid expenditures allocated over the period for which the expenditure was prepaid. Expenses shall not include (a) payments of interest and other charges required to be made in respect of the Note, the Deed of Trust or any other Loan Document, and (b) payments of principal, interest and other charges required to be made by Borrower in respect of any other indebtedness secured by all or any part of the Trust Estate or the Revenues, and
(c) distributions to Partners. Expenses shall include, without limitation: (i) real property taxes; (ii) utility charges; (iii) premiums on insurance policies;
(iv) maintenance and cleaning expenses; (v) legal, accounting, brokerage, and other professional fees attributable to the operation of the Trust Estate; and
(vi) all other expenses, fees, charges and costs incurred in connection with the ownership or operation of the Trust Estate that are usually and customarily incurred by owners of first-class commercial office buildings of a size and usage comparable to the Trust Estate in the District of Columbia area, provided, however, that no Item included in the Project Budget as an item to be financed by the Loan shall be deemed part of "Expenses."

         Final Construction Disbursement.  As used herein, "Final Construction
         -------------------------------
Disbursement" shall have the meaning ascribed to such term in Section 5.08 hereof.

         Final Disbursement of Loan Proceeds.  As used herein, "Final
         -----------------------------------
Disbursement of Loan Proceeds" shall have the meaning ascribed to such term in
Section 5.11 hereof.

         Force Majeure.  As used herein, "Force Majeure" shall mean the
         -------------
occurrence of any of the following events which results in the delay of some performance mandated by this Agreement: the enactment of any law or issuance of any governmental order, rule or regulation establishing rationing or priorities in the use of materials or restricting the use of labor; labor strikes or lockouts; acts of God; enemy action; civil commotion or fire; or other similar unavoidable casualties or events.

         Funding Costs.  As used herein, "Funding Costs" shall have the meaning
         -------------
ascribed to such term in the Note.

         General Contractor.  As used herein,  "General Contractor" shall mean
         ------------------
McDevitt & Street Company, a Florida corporation, or such other party as may hereafter be designated by Borrower and reasonably approved by Lender in accordance with the terms hereof to act as the general contractor for the Project.

         Government Leases.  As used herein, "Government Leases" shall mean the
         -----------------
GSA Building Lease and the Parking Agreement.

         Governmental Authority.  As used herein, "Governmental Authority" shall
         ----------------------
have the meaning ascribed to such term in the Deed of Trust.

         GSA.  As used herein, "GSA" shall mean the General Services
         ---
Administration, an agency of the United States government.

         GSA Building Lease.  As used herein, "GSA Building Lease" shall mean
         ------------------
that certain U.S. Government Lease for Real Property No. GS-llB-00l1l "Negotiated," dated June 1, 1990, by and between Borrower as lessor and the United States of America as lessee, and all attachments, exhibits and schedules thereto, as the same hereafter may be amended, modified or supplemented in accordance with the terms of the Loan Documents, the space covered by which lease is intended to be used for office space and related facilities for NASA.

         GSA Tenant Improvements.  As used herein, "GSA Tenant Improvements"
         -----------------------
shall have the meaning ascribed to such term in Section 2.12(b) hereof.

         Guarantees.  As used herein, "Guarantees" shall mean the Completion
         ----------
Guaranty, the Interest Guaranty, the Environmental Guaranty and the Bid Protest Guaranty.

         Guarantors and Guarantor.  As used herein "Guarantors" shall mean
         ----------     ---------
Mortimer B. Zuckerman and Edward H. Linde, and "Guarantor" shall mean one of the Guarantors.

         Hard Costs.  As used herein, "Hard Costs" shall mean those Project
         ----------
Costs set forth on the Project Budget under the headings "Land Equity" and "Building Construction", including without limitation costs of labor, materials, equipment, and fixtures.

         Hazardous Material.  As used herein, "Hazardous Material" shall have
         ------------------
the meaning ascribed to such term in the Deed of Trust.

         Improvements.  As used herein, "Improvements" shall have the meaning
         ------------
ascribed to such term in the Deed of Trust.

         Indebtedness.  As used herein, "Indebtedness" shall have the meaning
         ------------
ascribed to such term in the Deed of Trust.

         Initial Disbursement.  As used herein, "Initial Disbursement" shall
         --------------------
mean the first disbursement of proceeds of the Loan made hereunder.

         Inspecting Engineer.  As used herein, "Inspecting Engineer" shall mean
         -------------------
EMJ Construction Consultants or such other party as shall hereafter be appointed by Lender to act as the Inspecting Engineer.

         Institutional Lender.  As used herein, "Institutional Lender" shall
         --------------------
mean (a) a savings and loan association, a savings bank, a commercial bank or trust company, an insurance company, an educational, religious or charitable institution, an endowment fund, a federal, state, municipal or private, foreign or domestic employees' welfare pension or retirement fund or system, an investment banking firm, a real estate investment trust or other financial institution provided that any such entity (i) is subject to or submits to service of process within the State of New York and the District of Columbia,
(ii) has total assets of at least One Billion Dollars ($1,000,000,000), (iii) either (A) reports to or is subject to the supervision of the Comptroller of the Currency, the Federal Deposit Insurance Corporation, the Department of Labor, the Federal Reserve Board, the Office of Thrift Supervision or any similar state or federal regulatory agency or official, or any successor to any of the foregoing agencies, entities or officials, or (B) is subject to public financial reporting requirements or oversight jurisdiction of the Securities and Exchange Commission; (iv) is financially sound in Lender's sole discretion; and (v) is acting in its own interest and capacity or as a fiduciary or trustee for any of the foregoing; (b) an Affiliate of Borrower; or (c) any other Person approved by Lender.

         Interest Guaranty.  As used herein, "Interest Guaranty" shall mean the
         -----------------
joint and several guaranty and indemnity of even date herewith made by Guarantors in favor of Lender in a form mutually agreed to by Borrower and Lender guaranteeing the payment of interest on the Note and indemnifying Lender against certain liabilities.

         Interest Rate Management Arrangement. As used herein, "Interest Rate
         ------------------------------------
Management Arrangement" shall mean an interest rate swap agreement, an agreement providing for an interest rate ceiling (commonly known as a "cap") or an interest rate floor and ceiling (commonly known as a "collar"), or any other contractual protection against interest rate increases that is generally accepted in the financial industry and is in such form and on such terms as are customary in the ordinary conduct of Lender's business or are otherwise acceptable to Lender in its reasonable discretion.

         Involuntary Rate.  As used herein, "Involuntary Rate" shall have the
         ----------------
meaning ascribed to such term in the Note.

         Item.  As used herein, "Item" shall mean any identified line item set
         ----
forth in either the Project Budget or the Annual Operating Budget, as applicable.

         Land.  As used herein, "Land" shall have the meaning ascribed to such
         ----
term in the Deed of Trust.

         Laws.  As used herein, "Laws" shall mean all laws, rules, regulations,
         ----
codes, and ordinances of Governmental Authorities, and all rulings, orders, decisions and interpretations issued by Governmental Authorities in respect thereof.

         Leased Premises.  As used herein, "Leased Premises" shall mean all of
         ---------------
the space demised by the Government Leases.

         Lien.  As used herein, "Lien" shall mean any charge, lien (including
         ----
mechanics, materialmen and other liens), mortgage, deed of trust, pledge, security interest or other encumbrance of any nature whatsoever upon, of, or in property or other assets of a Person, whether absolute or conditional, voluntary or involuntary, whether created by agreement, assignment, statute, judicial proceedings or otherwise.

         Loan.  As used herein, "Loan" shall mean the aggregate of all principal
         ----
amounts advanced to Borrower pursuant to the terms hereof or pursuant to the other Loan Documents and all interest required by the terms hereof, by the terms of the Note or by the terms of the other Loan Documents to be paid by Borrower to Lender.

         Loan Documents. As used herein, "Loan Documents" shall mean and include
         --------------
this Agreement, the Note, the Deed of Trust, the Interest Guaranty, the Completion Guaranty, the Environmental Guaranty, the Bid Protest Guaranty, the Assignment of Rents, the Assignment of Project Documents, all UCC-l Financing Statements given by Borrower to Lender, and any and all other documents given from time to time as security for, or in evidence of, or to provide the terms of or otherwise in connection with the Loan and the Indebtedness.

         Loan Participant.  As used herein, "Loan Participant" shall have the
         ----------------
meaning ascribed to such term in the Note.

         Loan Term.  As used herein, "Loan Term" shall have the meaning ascribed
         ---------
to such term in the Note.

         Loan to Value Ratio.  As used herein, "Loan to Value Ratio" shall mean
         -------------------
the ratio (expressed as a percentage) obtained at any particular time by dividing (a) the sum of (i) the then-outstanding principal balance of the Note and (ii) the then-outstanding principal balance of any other indebtedness secured by all or any part of the Trust Estate or the Revenues, by (b) the Appraised Value of the Trust Estate at the time.

         Lot 872.  As used herein, "Lot 872" shall mean that portion of Square
         -------
538, Lot 49, Assessment and Tax Lot 872, subject to a long-term leasehold interest of John Mandis, Inc., and improved as of the date hereof by a restaurant commonly known as the Market Inn.

         Major Change Order.  As used herein, "Major Change Order" shall have
         ------------------
the meaning ascribed to such term in Section 7.05(e) hereof.

         Major Lease.  As used herein, "Major Lease" shall mean any Space Lease
         -----------
or other agreement demising thirty thousand (30,000) rentable square feet of space or more, including without limitation the Space Leases and other agreements set forth on Schedule B attached to the Deed of Trust.

         Maturity Date.  As used herein, "Maturity Date" shall have the meaning
         -------------
ascribed to such term in the Note.

         NASA.  As used herein, "NASA" shall mean the National Aeronautics and
         ----
Space Administration, an agency of the United States government.

         Net Cash Flow.  As used herein, "Net Cash Flow" shall mean an amount
         -------------
equal to Revenues for a particular period minus Expenses for such period.

         Note.  As used herein, "Note" shall mean the Promissory Note made by
         ----
Borrower to the order of Lender in the principal amount of One Hundred Twenty-Five Million Dollars ($125,000,000) or such lesser amount as may be advanced by Lender to Borrower under this Agreement, and otherwise in the form mutually agreed to by Borrower and Lender.

         Out-of-Pocket Costs.  As used herein, "Out-of-Pocket Costs" shall have
         -------------------
the meaning ascribed to such term in the Deed of Trust.

         Parking Agreement.  As used herein, "Parking Agreement" shall mean that
         -----------------
certain Contract No. NASW-4580, dated February 26, 1991 by and between Borrower and NASA and all attachments, exhibits and schedules thereto, as the same hereafter may be amended, modified or supplemented in accordance with the terms of the Loan Documents, the space covered by which agreement is intended to be used for parking space for NASA.

         Partner.  As used herein, "Partner" shall mean those Persons identified
         -------
as limited or general partners in the limited partnership agreement of Borrower in effect on the date hereof, and any other Person hereafter holding legal and/or beneficial title to an equity interest in Borrower.

         Permitted Exceptions.  As used herein, "Permitted Exceptions" shall
         --------------------
have the meaning ascribed to such term in the Deed of Trust.

         Permitted Transferee.  As used herein, "Permitted Transferee" shall
         --------------------
mean a Person (a) in which Mortimer B. Zuckerman and Edward H. Linde in the aggregate or either alone shall have an indirect or direct ownership interest of at least twenty-five percent (25%) in the aggregate, (b) which shall be controlled by Mortimer B. Zuckerman and Edward H. Linde or by either alone, and
(c) which (i) shall control Borrower or a Person that is the successor to Borrower and the day-to-day operations and management of the Trust Estate and
(ii) shall have the right to make all significant economic and management decisions on behalf of Borrower (or such successor) without the need for the vote, approval or consent of any other Person other than a Permitted Transferee.

         Person.  As used herein, "Person" shall mean any natural person or
         ------
entity, including without limitation, any trustee, corporation, partnership, joint stock company, trust, association, unincorporated organization, bank, business association or firm, or Governmental Agency.

         Personal Property.  As used herein, "Personal Property" shall mean all
         -----------------
of Borrower's right, title and interest, whether now existing or hereafter acquired, in and to all furniture, furnishings, fixtures, machinery, equipment, inventory and other personal property of every kind, tangible or intangible, now or hereafter located at, upon or about the Premises and used or to be used in connection with or related or arising with respect to the Trust Estate and/or the Project, excluding that personal property owned by any Space Tenant and located at, upon or about the Premises that does not become the property of Borrower under the terms of the applicable Space Lease.

         Phase I.  As used herein, "Phase I" shall mean the building on that
         -------
portion of Square 538, Lot 49 designated as Assessment and Tax Lot 873, known as One Independence Square, being built by Borrower in accordance with the loan agreement heretofore entered into by and between Borrower and Lender.

         Plans.  As used herein, "Plans" shall mean all preliminary and, as they
         -----
are developed in accordance with the provisions hereof, final drawings, plans, specifications and other documents (including but not limited to architectural, structural, mechanical, electrical, and safety), prepared by Borrower, Architect, General Contractor, any Contractor or Subcontractor, GSA, NASA or any other architect and/or engineer reasonably acceptable to Lender, which Plans shall be subject to Lender's prior written approval to the extent required by this Agreement, and which shall describe and show the construction and labor, materials, equipment and fixtures necessary for the completion of the Project.

         Portion of Principal.  As used herein, "Portion of Principal" shall
         --------------------
have the meaning ascribed to such term in the Note.

         Premises.  As used herein, "Premises" shall have the meaning ascribed
         --------
to such term in the Deed of Trust.

         Project.  As used herein, "Project" shall mean (a) the development of
         -------
the Premises in accordance with the Plans, including, without limitation, the construction of the Improvements and all Tenant Improvements and the performance of all other work required by the Plans or applicable Laws, whether on or off the Land, including without limitation (i) constructing parking, curbs, gutters, sidewalks, and public areas and amenities, (ii) providing landscaping, (iii) repairing, constructing or modifying streets, alleys and other passageways or connections with or support for the foregoing, (iv) repairing or constructing utilities, and (v) otherwise repairing or modifying existing improvements on or near the Land; and (b) the ownership and operation of the Premises developed as aforesaid.

         Project Budget.  As used herein, "Project Budget" shall mean the budget
         --------------
now or, pursuant to Section 4.12, hereafter attached hereto as Schedule 4.12, prepared by Borrower, as the same may be modified from time to time in accordance with the terms hereof, setting forth a projection of all Project Costs.

         Project Costs.  As used herein, "Project Costs" shall mean (a) the
         -------------
costs identified on the Project Budget to be funded with the proceeds of the Loan; (b) all amounts payable to or for the benefit of the GSA, NASA or other government agency under the terms of the Government Leases, including amounts payable as liquidated damages, tenant improvement allowances, contributions for signs, logos and/or other mediums naming the Improvements, and contributions for improving the vicinity of the Premises; and (c) all other costs necessary to construct or otherwise payable in connection with the construction of the entire Project.

         Project Debt Service.  As used herein, "Project Debt Service" shall
         --------------------
mean the sum of (a) all payments of interest and other charges which must be made by Borrower during a particular period in respect of the Loan, plus (b) all payments of principal, interest, and other charges which must be made by the Borrower during such period in connection with all other indebtedness of the Borrower secured by the Project or revenues therefrom.

         Project Development Agreement.  As used herein, "Project Development
         -----------------------------
Agreement" shall mean the Development Agreement, dated as of December 1, 1989, between Borrower and Boston Properties, a Massachusetts business trust.

         Project Documents.  As used herein, "Project Documents" shall mean,
         -----------------
collectively, all agreements, documents, instruments and materials of whatever nature now or hereafter existing which relate to the Project or the Trust Estate, including but not limited to: (a) the Plans and all other plans, specifications, and drawings and all soil, environmental and engineering test reports relating to the Project, (b) all approvals, consents, licenses and permits issued by any Governmental Authority in connection with the Project, (c) the Construction Contract, the Architect Contract, all Contracts and Subcontracts, and all other agreements relating to the Project between Borrower and any consultant, architect, engineer, Contractor, Subcontractor, project manager or supervisor, laborer or supplier of materials, (d) all development, management and brokerage agreements, and (e) all payment or performance bonds, warranties, and guaranties with respect to any portion of the Project. Project Documents shall not include Space Leases.

         Qualifying Space Lease. As used herein, a "Qualifying Space Lease"
         ----------------------
shall mean a bona fide lease agreement pursuant to which all or a portion of the Premises is or is intended to be occupied; provided, however, that (a) such lease is then in full force and effect; (b) such lease, if entered into after the date hereof, has been created substantially in accordance with all requirements applicable to leases as set forth in the Deed of Trust, Assignment of Rents, and other Loan Documents; and
(c) either (i) the tenant under such lease is paying all the rent and other charges due thereunder or (ii) as to a tenant not yet paying rent, such tenant is obligated to pay all of such rent, costs, and other charges thereunder, subject only to satisfaction of conditions precedent to such obligation set forth in such lease and evidenced by an estoppel certificate in form and substance reasonably satisfactory to Lender. Lender hereby acknowledges and agrees that, subject to their remaining in full force and effect, the Government Leases shall be deemed to be Qualifying Space Leases.

         Request for Disbursement. As used herein, "Request for Disbursement"
         ------------------------
shall mean a written request for a Disbursement signed by the Designated Representative on behalf of Borrower in substantially the form of Exhibit A hereto.

         Restaurant Improvements.  As used herein, "Restaurant Improvements"
         -----------------------
shall have the meaning ascribed to such term in Section 2.12(c) hereof.

         Restaurant Lease.  As used herein, "Restaurant Lease" shall have the
         ----------------
meaning ascribed to such term in the Deed of Trust.

         Retail Tenant Improvements.  As used herein, "Retail Tenant
         --------------------------
Improvements" shall have the meaning ascribed to such term in Section 2.12(c) hereof.

         Revenues.  As used herein, "Revenues" shall mean all cash revenues
         --------
actually received by Borrower under Qualifying Space Leases and all binding and effective written licenses, concessions and other agreements providing for the use of space in the Premises entered into in accordance with the terms of the Loan Documents and assigned to Lender pursuant to one or more of the Loan Documents with respect to or allocable to a particular period; provided, however, that (a) Revenues shall not include payments made by a Space Tenant to Borrower for (i) a security deposit or (ii) Tenant Improvements to the extent such payments are transmitted to a contractor installing such Tenant Improvements or are retained by Borrower as reimbursement for the cost of installing such Tenant Improvements; and (b) with respect to percentage rent or other payments based on the revenues or income of a Space Tenant or other Person which Borrower proposes to include in the determination of Revenues, Revenues shall mean the monthly average of percentage rent or such other payments received by Borrower for the previous twelve (12) months and to the extent Borrower has not received percentage rent or such other payments under such Qualifying Space Leases or other agreements for the previous twelve-month period, the percentage rent or such other payments for such Qualifying Space Leases or other agreements shall not be included in the calculation of Revenues.

         Soft Costs.  As used herein, "Soft Costs" shall mean all Project Costs
         ----------
set forth on the Project Budget under the headings "Architect and Engineer", "Financing", "Marketing", "Carrying Costs", "Legal", and "Overhead", including without limitation fees for the Architect and the Lender's attorneys and Consultants, interest on the Loan, real estate taxes, transfer and recordation taxes, survey costs, and title insurance premiums.

         Space Lease.  As used herein, "Space Lease" shall have the meaning
         -----------
ascribed to such term in the Deed of Trust.

         Space Tenant.  As used herein, "Space Tenant" shall have the meaning
         ------------
ascribed to such term in the Deed of Trust.

         Stored Materials.  As used herein, "Stored Materials" shall mean
         ----------------
materials purchased by Borrower and stored at the Premises or at an off-site location reasonably acceptable to Lender for use in the Project, but not yet installed or incorporated into the Project.

         Subcontract and Subcontractor.  As used herein, "Subcontract" shall
         -----------------------------
mean a contract to which Borrower is not a party for the supply of materials, labor, services or a combination thereof in connection with the Project. As used herein, "Subcontractor" shall mean the Person who, as a party to a Subcontract, is to supply materials, labor, services or a combination thereof.

         Subordinate Financing.  As used herein, "Subordinate Financing" shall
         ---------------------
have the meaning ascribed to such term in Section 7.21 hereof.

         Subordinate Lender.  As used herein, "Subordinate Lender" shall have
         ------------------
the meaning ascribed to such term in Section 7.21 hereof.

         Survey.  As used herein, "Survey" shall have the meaning ascribed to
         ------
such term in Section 4.03.

         Tenant Improvement Costs.  As used herein, "Tenant Improvement Costs"
         ------------------------
shall mean those Hard Costs and Soft Costs attributable to construction of the Tenant Improvements as set forth on the Project Budget under the headings "Tenant Work (NASA)" and "Tenant Work (Spec)"

         Tenant Improvements.  As used herein, "Tenant Improvements" shall mean,
         -------------------
with respect to each and every portion of space in the Improvements, all improvements, alterations, and tenant finish work required to be constructed by Borrower pursuant to a Space Lease, including, without limitation, GSA Tenant Improvements, Retail Tenant Improvements and Restaurant Improvements.

         Tenant Improvements Schedule.  As used herein, "Tenant Improvements
         ----------------------------
Schedule" shall mean the schedule required by Section 7.32 hereof to be provided to Lender of the dates upon which completion of Tenant Improvements is estimated to occur.

         Termination Event.  As used herein, "Termination Event" shall have the
         -----------------
meaning ascribed to such term in the Bid Protest Guaranty.

         Timing Notice.  As used herein, "Timing Notice" shall have the meaning
         -------------
ascribed to such term in Section 3.02(b) hereof.

         Title Companies.  As used herein, "Title Companies" shall mean Chicago
         ---------------
Title Insurance Company, Ticor Title Insurance Company, Commonwealth Land Title Insurance Company and Lawyers Title Insurance Corporation, as coinsurers under agreements acceptable to Lender.

         Title Policies.  As used herein, "Title Policies" shall have the
         --------------
meaning ascribed to such term in Section 4.02 hereof.

         Transfer.  As used herein, "Transfer" shall mean any or all of the
         --------
following events, whether effected voluntarily, involuntarily, by operation of law or otherwise: (i) the assignment, sale or other transfer of the Trust Estate or any part thereof or any interest therein (including, without limitation, any air or development rights), (ii) subject to the rights of tenants under the Government Leases, the lease or sublease of all or substantially all of the space in the Improvements, in a single or successive transactions to any single lessee or related lessees, and (iii) the transfer of any interest in Borrower or any interest in a Person which has a direct or indirect ownership interest in Borrower, other than the assignment or collateral assignment by a limited partner of such limited partner's interest in Borrower, provided the general partners of Borrower have consented to such assignment and that the interests so assigned do not exceed, in the aggregate, forty-nine percent (49%) of the partnership interests in Borrower.

         Trust Estate.  As used herein, "Trust Estate" shall have the meaning
         ------------
ascribed to such term in the Deed of Trust.

         Unavoidable Government Delay.  As used herein, "Unavoidable Government
         ----------------------------
Delay" shall mean the actual delay of some performance mandated by this Agreement (other than a monetary obligation) due to any act or failure to act of the GSA or NASA or any person or firm exclusively employed or retained by, or under the exclusive direction of the GSA or NASA (including the issuance of a stop work order or an order suspending work other than a stop work order in connection with the Bid Protest Litigation) which extends the dates for the performance of Borrower's obligations under the GSA Building Lease by an equal period or, pursuant to Paragraph 4S.VIII. of Solicitation for Qffers No. 89-047 (which is an attachment to and incorporated into the GSA Building Lease), would require the GSA Tenant Improvements to be deemed to be substantially complete prior to actual substantial completion thereof and as to which Borrower, to the extent required, has preserved its rights under Paragraph 45.1 of Solicitation for Offers No. 89-047.

         Undisbursed Construction Funds.  As used herein, "Undisbursed
         ------------------------------
Construction Funds" shall mean, as of any time of determination, the undisbursed principal portion of the Loan.

         Section 1.02.  Accounting Terms.  All accounting terms not specifically
                        ----------------
defined in this Agreement shall be construed in conformity with, and all financial data required to be submitted by this Agreement shall be prepared in conformity with, generally accepted accounting principles customarily used in the real estate industry, applied on a consistent basis.


                                   ARTICLE II

                TERMS OF THE LOAN AND DISBURSEMENT OF PROCEEDS
                ----------------------------------------------


        Section 2.01.  Agreement to Lend.  Subject to and on the terms and
                       -----------------
conditions of this Agreement and the other Loan Documents, Lender shall lend to Borrower and Borrower shall borrow from Lender the principal amount of up to ONE HUNDRED TWENTY-FIVE MILLION DOLLARS ($125,000,000), such amount being the aggregate maximum principal amount that Lender shall under any circumstances be required to advance to Borrower.

         Section 2.02.  Repayment.  On (a) the Maturity Date, (b) such earlier
                        ---------
date upon which the Loan becomes due and payable pursuant to the terms of the Loan Documents or (c) the occurrence of a Termination Event, Borrower shall fully repay to Lender the Loan and all other Indebtedness owed to Lender.

         Section 2.03.  Loan Documents.  This Agreement, the Note, the Deed of
                        --------------
Trust, and the other Loan Documents provide the terms of, evidence, and secure the Loan.

         Section 2.04.  Payment of Principal and Interest.  The Loan shall bear
                        ---------------------------------
interest at the rate or rates of interest calculated in accordance with the terms of the Note and shall be payable at the place and in the time and manner provided and more particularly set forth in the Note.

         Section 2.05.  Disbursements - General.
                        -----------------------

         (a)  Unless Lender otherwise agrees in writing:

              (i) The principal amount of each Disbursement, including any portion thereof advanced for the payment of interest, shall not be less than the lesser of One Hundred Thousand Dollars ($100,000.00) or an amount equal to the Undisbursed Construction Funds;

             (ii) Not more than one Disbursement shall be made in any calendar month; and

            (iii) Disbursements shall be made in accordance with and on the terms and conditions of this Article II and the other provisions of this Agreement.

         (b) Borrower acknowledges and agrees that Lender may make Disbursements to Guarantors for Project Costs pursuant to, and in accordance with, the terms of the Completion Guaranty.

         (c) Notwithstanding any other provision of this Agreement to the contrary, including, without limitation, Section 2.06 hereof, prior to the termination of the Bid Protest Guaranty Borrower shall not request and Lender shall not make any disbursement or reallocation of Loan proceeds for the Item designated "Land Equity" in an amount in excess of Seven Million Dollars ($7,000,000) without Lender's prior written approval, which may be withheld in Lender's absolute discretion and which will not be deemed given after the passage of time. After the termination of the Bid Protest Guaranty, Borrower may request Disbursements for Land Equity in accordance with disbursements proposed for such Item in the Project Budget and Construction Schedule as previously approved by Lender.

         (d) (i) If Borrower is enjoined or prevented by issuance of a stop work order or suspension of work by any Governmental Authority or court of competent jurisdiction from constructing the Project or performing its obligations hereunder, other than in connection with the Bid Protest Litigation, Lender shall make Disbursements for Project Costs incurred prior to the issuance of such injunction, stop work order or suspension of work on and subject to the terms and conditions of this Agreement; provided, however, that in no event shall Lender be required, while any such injunction, stop work order or suspension of work remains in effect, to make any Disbursement for Project Costs incurred subsequent to such injunction, stop work order or suspension of work.

              (ii) Lender shall not be required to make any Disbursements for Project Costs, without regard to when such Project Costs were incurred, during any period in which, in connection with the Bid Protest Litigation, Borrower is enjoined or prevented by issuance of a stop work order or suspension of work by any Governmental Authority or court of competent jurisdiction from constructing the Project or performing its obligations hereunder.

         Section 2.06.  Project Budget.  The proceeds of the Loan shall be
                        --------------
disbursed to pay Project Costs in accordance with the Project Budget and this Agreement. The amount set forth in the Project Budget opposite each Item of Project Cost shall be the maximum amount of Loan funds which Lender shall disburse in payment of such Item, subject to any increase in the amount of such
Item in accordance with the terms of this Section 2.06 and Section 2.10. Borrower, upon prior written notice to Lender, may reduce the amount remaining to be disbursed with respect to any Item to reflect actual or anticipated savings in Project Costs with respect thereto and allocate such savings to increase the amount remaining to be disbursed with respect to any other Item, provided, however, that the application of funds from such savings (i) among Items of Hard Costs, (ii) between an Item of Hard Costs and an Item of Soft Costs, or (iii) between the major Project Budget categories of Architecture and Engineer, Marketing, Legal, Overhead and Operating Costs shall not exceed ten percent (10%) of the cost Item, or with respect to clause (iii) above the major Project Budget category, to which such funds are applied without Lender's prior consent, which consent will not be unreasonably withheld or delayed and which will be deemed given if Borrower does not receive written objection from Lender within ten (10) Business Days after Borrower's notice to Lender; provided, however, that any reallocation made necessary by a unilateral change order by GSA under the GSA Building Lease shall not be subject to the ten percent (10%) limitation set forth herein. Borrower shall retain a numbered, sequential record of all such reallocations.

         Section 2.07.  Timing of Disbursements.  No later than the tenth (10th)
                        -----------------------
Business Day of each calendar month (except in the case of the Initial Disbursement), and at such other times as Lender may agree, Borrower shall submit to Lender a Request for Disbursement accompanied by the information, documents and materials required pursuant to the provisions of this Agreement. Lender will not review and approve any Request for Disbursement not submitted by the date set forth in the preceding sentence until the next succeeding month and no Loan funds will be disbursed other than pursuant to a Request for Disbursement that has been reviewed and approved by Lender. Each Request for Disbursement by Borrower shall constitute a representation and warranty by Borrower that, (i) at such time, each of the conditions precedent to Disbursements specified in Articles IV and V of this Agreement is satisfied, and
(ii) all of the representations and warranties contained in Articles IV and V are true and correct in all material respects on the date of such Request for Disbursement. Lender shall make each Disbursement within the time period set forth in Section 2.09(i).

         Section 2.08.  Lender's Right to Condition Disbursements.  In addition
                        -----------------------------------------
to the conditions set forth in Articles IV and V of this Agreement, Lender shall have the right to condition any Disbursement upon Lender's use or receipt and approval of the following:

                (a) Bills, invoices, documents of title, vouchers, statements, payroll records, receipts and any other documents reasonably necessary to enable Lender to confirm to its reasonable satisfaction the total amount expended, incurred or due for any requested or paid Item;

                (b) Use of a voucher or joint check system acceptable to Lender for payments of Disbursements directly to any Contractor or Subcontractor if (i) there shall have occurred an Event of Default, or (ii) Borrower shall be in default on any obligation to pay such Contractor or Subcontractor and Lender reasonably believes the default will have a material adverse effect on the Project or Lender's security, or (iii) there shall have occurred a material adverse change in the financial condition of Borrower, any General Partner of Borrower or any Guarantor; or

                (c) Any other documents, requirements, evidence or information that Lender may reasonably request under any provision of the Loan Documents.

         Section 2.09.  Disbursements for Project Costs.  The amounts set forth
                        -------------------------------
on the Project Budget shall be disbursed as follows:

                (a) Each Request for Disbursement for each Item of Hard Costs and Soft Costs shall show this total amount incurred for work performed or material or equipment furnished for the periods since the last Request for Disbursement and from the inception of the Project and the percentage of materials provided and/or work completed for each such Item from the inception of the Project to the date of the Request for Disbursement. The Request for Disbursement shall be in sufficient detail to show that the amount of the Disbursement requested is within the limits for each Item of Project Costs as shown in the Project Budget.

                (b) Each Disbursement shall be in the amount requested by Borrower in the Request for Disbursement, which amount: shall not exceed, (i) with respect to Hard Costs, the Hard Costs incurred by Borrower as of the date of a Request for Disbursement, plus, subject to Section 5.06 hereinbelow, the
                               ----
cost of Stored Materials not as yet installed or incorporated in the Project, less "retained amounts" provided for under the terms of the Construction
----
Contract and/or relevant Contracts or Subcontracts and (ii) with respect to Soft Costs, those Soft Costs incurred by Borrower as of the date of the Request for a Disbursement. Retainage shall be disbursed upon satisfaction of the conditions for the final disbursement of Hard Costs set forth in Section 5.08. However, retainage due a Contractor or Subcontractor (including the General Contractor to the extent that it is acting in the capacity of a Subcontractor) may be released upon completion of such Contractor's or Subcontractor's work, in accordance with the terms of the Construction Contract or applicable Contract or Subcontract, provided that (i) the labor and/or materials to be provided have been substantially completed or supplied pursuant to the Construction Contract or such applicable Contract or Subcontract and the Plans applicable to the Construction Contract or such Contract or Subcontract, (ii) the Contractor or Subcontractor has executed and delivered a final Lien waiver and affidavit of payment in the form of Exhibit B hereto, modified to state that all work and materials to be performed and supplied by such Contractor or Subcontractor have been performed and supplied and upon payment only of such retainage, all amounts owing to such Contractor or Subcontractor will be paid in full, and otherwise satisfactory to Lender and in compliance with the lien law of the District of Columbia, (iii) all requirements of all Governmental Authorities have been satisfied with respect to the Contractor's or Subcontractor's work, and (iv) Inspecting Engineer has confirmed in writing that such Contractor or Subcontractor has complied with clause (i) and (iii). Tenant Improvement Costs shall be disbursed subject to the additional conditions and limitations set forth in Section 2.12 hereof.

                (c) There shall be deducted from each Disbursement and it shall not include: (i) any amounts previously disbursed hereunder, (ii) any costs covered by the Request for Disbursement not approved, certified or verified as required by this Agreement, (iii) any Soft Costs covered by the Initial Request for Disbursement and, thereafter, a previous

Request for Disbursement for which proof of payment has been requested but not received by Lender, (iv) any Hard Costs for which Lien waivers have not been received by Lender for the Initial Request for Disbursement to the extent required by Section 4.27(c) hereinbelow and, thereafter, all Requests for Disbursement submitted prior to the then-pending Request for Disbursement; and/or (v) any real estate taxes, mechanics Liens, security interests, claims or other charges against the Premises or Project and any interest, fees or other costs which Borrower may have failed to pay in accordance with this Agreement or the other Loan Documents.

                (d) Except as may otherwise be expressly provided for herein with respect to Stored Materials, for purposes of this Section 2.09, Project Costs shall be deemed to have been "incurred" by Borrower at the following times: (i) Hard Costs--when the labor has been performed or the materials have been supplied and incorporated into the Project, payment therefor has been requested by the General Contractor or a Contractor and the Subcontractor, if any, therefor, and the General Contractor or Contractor and the Subcontractor, if any, therefor is entitled to payment pursuant to the Construction Contract and the applicable Contract or Subcontract; and (ii) Soft Costs--when such costs are due and payable (or have been paid by Borrower) and the services relating thereto have been rendered or the value thereof has been received by Borrower.

                (e) All Hard Costs shall be certified by General Contractor (or the Contractor providing the labor or materials related to such Hard Costs) and Borrower in the manner provided in this Section 2.09 and in Section 5.03 and shall be verified by the Inspecting Engineer as having been incurred. Verification of the monthly progress and Hard Costs which have been incurred by Borrower from time to time and the estimated total Hard Costs from time to time may be made by Lender and/or Inspecting Engineer in its or their reasonable judgment.

                (f) If (i) Borrower shall have requested an acceleration of payments under this Agreement or (ii) there shall have occurred an Event of Default or (iii) Borrower shall be in default on any obligation to pay money in any way related to the Project and Lender has reason to believe this default will have an adverse effect on the Project or Lender's security or (iv) Lender shall be entitled under any other Loan Document to advance funds or make payments in respect of the Project, and if Lender considers that its best interests and the best interests of the Project lie in accelerating the amounts to be advanced pursuant to this Article II, it shall be entitled to do so in amounts not more than was required under the applicable underlying contract and no person dealing with

Borrower or General Contractor or any other Person shall have standing to demand any different performance from Lender.

                (g) Subject to the provisions of Section 2.11 governing disbursement of interest and Section 2.12 governing Tenant Improvement Costs,
(i) all other Hard Costs incurred but not advanced during the course of construction of the Project shall be advanced upon the satisfaction of the conditions for the receipt of the Final Construction Disbursement set forth in
Section 5.08 hereof, (ii) all other Soft Costs not advanced prior to Completion of Construction shall be advanced not more frequently than once a month for Soft Costs as incurred after completion of Construction and (iii) all Soft Costs arid other savings not disbursed in (i) and (ii) above shall be disbursed in accordance with Section 5.11 hereof.

                (h) If Lender is entitled and deems it appropriate to make Disbursements directly to the third parties entitled to payment as provided in Sections 2.08(b) and 2.09(f) hereof, all sums so advanced by direct payment shall satisfy pro tanto the obligations of Lender under this Agreement and
              --- -----
Lender shall have no obligation to see to the disposition by any such Person of any direct payments made to such Person.

                (i) Each Disbursement shall be payable within five (5) Business Days after satisfaction of all conditions to the requested Disbursement.

         Sect ion 2.10.  Disbursement of Contingency Funds.  Any amount set
                         ---------------------------------
forth in the Project Budget for "Contingency" or "Change Orders" ("Contingency") may be used to pay any Project Costs not specifically included in the Project Budget, including excess costs on specific Items or costs associated with permitted Change Orders relating to specific Items. Contingency amounts may be disbursed upon the written request of Borrower to Lender and upon compliance with the conditions precedent applicable to the Item or Items for which contingency funds are requested. Use of Contingency funds (other than for application to Change Orders not subject to Lender's prior approval pursuant to
Section 7.05 hereof) shall be subject to the prior reasonable approval of Lender. Prior to completion of the Base Building, no Contingency funds may be used to pay interest on the Loan. After completion of the Base Building, but prior to Completion of Construction, an amount not to exceed fifty percent (50%) of the balance of the Contingency funds available as of the date of completion of the Base Building may be used to pay interest on the Loan.

        Section 2.11.  Disbursement of Interest.  The amount set forth under the
                       ------------------------
Item "Interest" shall be periodically disbursed directly to Lender in order to pay interest. No amounts under the Item "Interest" shall be disbursed from Loan proceeds subsequent to the date of Completion of Construction until Lender makes the Final Disbursement of Loan Proceeds pursuant to the terms of Section 5.11 hereof. Pursuant to Section 2.15 hereinbelow, Lender is authorized to credit to Borrower's demand deposit account with Lender and to make Disbursements automatically from such demand deposit account to pay interest without request from or prior notice to Borrower. The amount of such Disbursements shall be added to the principal amount of the Loan, and Lender will provide Borrower with a monthly statement showing the total amount of such Disbursements. Depletion of the amounts set forth for the Item "Interest" shall not release Borrower from any of Borrower's obligations under the Loan Documents, including but not limited to its obligation to pay interest on the Loan.

         Section 2.12.  Disbursement of Tenant Improvement Costs.
                        ----------------------------------------

                (a) Tenant Improvement Costs shall be disbursed in the manner and on the terms and conditions provided in this Agreement for the disbursement of all other Project Costs, modified only as set forth in this Section 2.12.

                (b) Lender's disbursement of Tenant Improvement Costs for Tenant Improvements required to be constructed under the GSA Building Lease (the "GSA Tenant Improvements") shall, in addition to the other terms and conditions of this Agreement, be subject to the following terms and conditions:

              (i) Lender shall not be required to make any Disbursement with respect to the GSA Tenant Improvements unless and until (A) Borrower has provided Lender with a detailed breakdown of the Project Costs included in the Project Budget under the heading "Tenant Work (NASA)" in form and substance reasonably satisfactory to Lender, (B) Borrower and Greenwell Goetz have executed a valid and binding contract, reasonably acceptable to Lender, for the planning and design of the GSA Tenant Improvements, which contract requires Greenwell Goetz to execute a certificate and consent in a form mutually satisfactory to Lender and Greenwell Goetz, to the extent applicable to the services to be provided by Greenwell Goetz and (c) Borrower has delivered to Lender a Tenant Improvements Schedule.

          (ii) Each Request for Disbursement that includes any Tenant Improvement Costs for the GSA Tenant Improvements ("GSA Tenant Improvement Costs") shall be accompanied by a copy of (A) any invoice to be submitted to the GSA under Paragraph 103, Attachment I to the GSA Building Lease in respect of such GSA Tenant Improvement Costs, together with copies of all related materials and information to be submitted with such invoice, and (B) evidence of payment by the GSA of all prior invoices submitted for prior and current phases of construction, to the extent payment has been made.

         (iii) In addition to all other limitations set forth in this Agreement, Lender will not make any Disbursement for GSA Tenant Improvement Costs for those items required under the GSA Building Lease to be paid for directly by GSA.

            (c) Lender's disbursement of Tenant Improvement Costs for Tenant Improvements constructed in space in the Project other than that demised by the GSA Building Lease, designated in the Project Budget as "Tenant Work (Spec)" (the "Retail Tenant Improvements"), shall, in addition to the other terms and conditions of this Agreement, be subject to the following terms and conditions:

           (i) In addition to all other limitations set forth in this Agreement the following limitations shall apply to Disbursements that include any Tenant Improvement Costs for Retail Tenant Improvements ("Retail Tenant Improvement Costs"):

                (A) The aggregate of disbursements for Retail Tenant
                    Improvements for space designated for food service (the "Restaurant Improvements") shall not exceed the lesser of
                    (1) if such Restaurant Improvements are being constructed pursuant to a Space Lease, the actual aggregate allowance provided by Borrower for such Restaurant Improvements under such Space Lease and (2) whether or not such Restaurant Improvements are being constructed pursuant to a Space Lease, Five Hundred Thousand Dollars ($500,000).

                (B) The aggregate of Disbursements for particular Retail Tenant
                    Improvements for space other than the Restaurant Improvements shall not exceed the lesser of (1) if such Retail Tenant Improvements are being constructed pursuant to a Space Lease, the actual aggregate allowance provided by Borrower for such Retail Tenant Improvements under such Space Lease and (2) whether or not such Retail Tenant Improvements are being constructed pursuant to a Space Lease, One Hundred Thousand Dollars ($100,000).

                (C) Notwithstanding Sections 2.12(c)(i)(A) and (B) above, to the extent that there are "savings" (as defined in the next sentence) with respect to the cost of constructing particular Retail Tenant Improvements, the amount of such savings may be applied by Borrower to increase the maximum amount of the Loan available for Retail Tenant Improvement Costs under clause (2) of Sections 2.12(c)(i)(A) and (B). "Savings" as used in the preceding sentence shall mean (Y) the amount by which the aggregate cost of constructing the Restaurant Improvements is less than Five Hundred Thousand Dollars ($500,000) and (Z) the amount by which the aggregate cost of constructing the Retail Tenant Improvements excluding the Restaurant Improvements is less than One Hundred Thousand Dollars ($100,000).

                (D) No Disbursement shall exceed the "Borrower's Share" (as hereinafter defined) multiplied by the then incurred but unpaid Retail Tenant Improvement Costs. The "Borrower's Share", shall be a fraction, the numerator of which shall be the aggregate maximum of all Disbursements available for particular Retail Tenant Improvements Costs, determined pursuant to Sections 2.12(c)(i)(A), (B) and (C) above, and the denominator of which shall be the total of such Retail

                        Tenant Improvement Costs, as reasonably estimated by Lender in consultation with Borrower.

             (ii) Prior to the first Disbursement for Retail Tenant Improvement Costs for particular Retail Tenant Improvements, Lender shall have received and approved (such approval not to be withheld or delayed unreasonably) the following:

                   (A) With respect to Retail Tenant Improvements to be designed by an architect, engineer, designer or space planner other than the Architect and/or to be constructed by a contractor other than the General Contractor, copies of the agreements with such Persons providing for the performance of all work required to complete such Retail Tenant Improvements;

                   (B) Copies of the Plans for such Retail Tenant Improvements;
                       and

                   (C) A budget and construction schedule for the completion
                       of such Retail Tenant Improvements.

                   If Borrower or an Affiliate is not required to design or construct the Retail Tenant Improvements for which a Disbursement is being requested, then the items identified in this Section 2.12(c)(ii) shall be provided by Borrower only to the extent required to be or, if not so required, actually made available to Borrower by the tenant under the pertinent Space Lease.

             (iii) Prior to the final Disbursement for Tenant Improvement Costs for particular Retail Tenant Improvements, Lender shall have received and approved certificates, letters, waivers, affidavits and endorsements to the effect set forth in
                   Section 5.08, but limited to such Retail Tenant Improvements.

         Section 2.13. Modifications to Project Budget. From time to time,
                       -------------------------------
Borrower or Lender may determine that increases or decreases are necessary to the amounts set forth in the Project Budget because of actual or anticipated changes in

Project Costs (including unilateral GSA change orders). If, after due consultation and consideration of the views of Borrower and supporting documentation, Borrower and Lender do not agree on what increases or decreases need to be made to the Project Budget amounts set forth in the Project Budget, the determination of Lender shall control, unless Borrower delivers an acceptable letter of credit or other security to the Lender for the disputed amount, to the extent that the disputed amount increases the overall Project Budget.

         Section 2.14.  Balancing.  Disbursements to pay Project Costs shall
                        ---------
only be made at such times as the Loan is "in balance." The Loan shall be deemed to be "in balance" only at such times as Lender shall determine, after consultation with Borrower, that the sum of (a) the portion of the Loan not yet disbursed for each Item of Project Costs (including Retainage on funds previously advanced on account of such Item), plus (b) any excess amounts from savings on any other Items to be applied to the Item in question plus (c) the portion of such Item to be paid by the GSA or another Space Tenant under the Government Leases or another Space Lease, is equal to or greater than the full cost of such Item. If the Loan is not in balance, Lender shall have no obligation to make, and Borrower shall not be entitled to receive, Disbursements pursuant hereto (excluding Disbursements for interest drawn by and paid to Lender) with respect to that portion of the Loan for each Item which is out of balance. When the Loan is again in balance, Lender shall resume funding the portion of the Loan for the Item in question in accordance with the terms of this Loan Agreement. With respect to those Items covered by the Construction Contract or other fixed price Contracts, if an Item or Items under the Construction Contract or such other Contract is or are out of balance by an aggregate amount of Five Hundred Thousand Dollars ($500,000) or more, Lender shall have the right to require that the Contractor or Subcontractor performing the work for the Item or Items which is or are out of balance provide a payment and performance bond to guarantee the completion of the work for the Item or Items, to the extent the Contractor or Subcontractor has not already provided such bond.

         2.15.  Automatic Debit and Credit: Wire Transfers. Subject to Section
                ------------------------------------------
2.08(b), Disbursements of the Loan proceeds shall be made in immediately available funds by Lender creditinq the Disbursement Account established by Borrower with Lender pursuant to the Assignment of Rents. Upon Borrower's request, Lender will wire such Loan proceeds from the Disbursement Account to such account(s) as Borrower shall designate in the related Request for Disbursement. Alternatively, upon Borrower's request, Lender shall wire such Loan proceeds directly to such accounts as Borrower shall designate in the related Request for Disbursement without first depositing such proceeds into the Disbursement Account. Borrower hereby authorizes Lender to automatically debit the Disbursement Account for all interest, fees and other charges payable to Lender pursuant to the Note, this Agreement and/or any of the Loan Documents; provided, however, that the failure of Lender to so debit the Disbursement Account shall not relieve Borrower of any of its obligations under the Note, this Agreement and/or any of the Loan Documents.


                                  ARTICLE III

                          BORROWER'S FIXED RATE OPTION
                          ----------------------------


         Section 3.01.  Borrower's Fixed Rate Option.  At any time after
                        ----------------------------
Completion of Construction has occurred, Borrower shall have the right, on and subject to the terms and conditions hereinafter set forth (the "Conversion Option"), to cause the interest rate on a Portion of Principal to be converted from the floating rate or rates then in effect pursuant to the terms of the Note to the Fixed Rate for an Interest Period designated by Borrower.

         Section 3.02.  Exercise of Conversion Option.
                        ------------------------------

         (a)  Borrower may exercise the Conversion Option on any Business Day by
(i) giving Lender an Interest Rate Notice in accordance with the Note designating the Fixed Rate and the desired Interest Period and (ii) thereafter accepting a Fixed Rate in the manner provided in this Article III.

         (b) Upon or after delivery of an Interest Rate Notice designating the Fixed Rate, but in no event later than 5:00 p.m. New York time on the Business Day immediately preceding the last day of the ensuing Exercise Period (as defined in Section 3.02(c) below), Borrower shall deliver to Lender written notice ("Timing Notice") identifying one or more representatives of Borrower (and their telephone numbers), each of whom (i) is individually authorized to accept or reject the Fixed Rate obtainable by Lender and offered to Borrower, as hereinafter provided, and (ii) will be available to Lender by telephone until 5:00 p.m. New York time on the Business Day said timing Notice is given and from 9:00 a.m. New York time until 3:00 p.m. New York time on the next following Business Day.

         (c) An "Exercise Period" shall mean a period commencing at 9:00 a.m. New York time on the Monday (or, if such Monday is not a Business Day, the next following Business

Day) next following the date on which an Interest Rate Notice designating the Fixed Rate is given to Lender and continuing through and including 3:00 p.m. New York time on the next following Thursday (or, if such Thursday is not a Business Day, the next preceding Business Day).

         Section 3.03.  Interest Rate Management Arrangement.
                        ------------------------------------

         (a) Lender shall, by no later than 3:00 p.m. on the Business Day next following Borrower's giving of a Timing Notice during an Exercise Period, use all reasonable efforts to obtain an offer for an Interest Rate Management Arrangement having a term equal to the Interest Period designated in the Interest Rate Notice that will enable Lender to convert the interest rate on the affected Portion of Principal on Lender's books from a floating to a fixed rate of interest (subject, however, to adjustment as provided in the Note). Prior to accepting such offer for an Interest Rate Management Arrangement, Lender shall telephonically quote to Borrower the fixed per annum interest rate together with all Funding Costs that will result from effectuating such an Interest Rate Management Arrangement, which rate Borrower shall immediately either accept or reject. If Lender is able to contact Borrower and Borrower fails to immediately accept or reject the offered Fixed Rate, Lender shall have no obligation to further attempt to effectuate such an Interest Rate Management Arrangement. The Fixed Rate offered by Lender shall be the sum of the fixed rate of interest obtainable in the offered Interest Rate Management Arrangement plus five hundred twenty-five one-thousandths of one percent (0.525%).

         (b) If Borrower accepts the Fixed Rate quoted by Lender, Lender shall use all reasonable efforts to accept and enter into the offered Interest Rate Management Arrangement. If Lender is able to enter into the offered Interest Rate Management Arrangement then, commencing on the third (3rd) Business Day after Lender enters into the offered Interest Rate Management Arrangement (the "Conversion Date"), the interest rate on the Portion of Principal to which the Fixed Rate is to apply shall, without further notice to or action by Borrower or Lender, bear Interest at the Fixed Rate for the designated Interest Period. Borrower's acceptance of a Fixed Rate shall be irrevocable for the designated interest Period.

         (c) If Borrower rejects the Fixed Rate quoted by Lender pursuant to Subsection 3.03(a) or if Lender is unable to contact Borrower to obtain Borrower's election as to such Fixed Rate, Lender shall not accept the offered Interest Rate Management Arrangement and shall, until 3:00 p.m. on the final Business Day of the Exercise Period then in effect, continue to use all reasonable efforts to seek an Interest Rate Management

Arrangement that will result in a Fixed Rate acceptable to Borrower. If Borrower fails to accept a Fixed Rate by 3:00 p.m. on such date, Borrower shall have no further right during such Exercise Period to convert the interest rate on the Note from a floating to a fixed rate. Borrower shall nonetheless retain the right, subject to the same terms and conditions hereof, to give another Interest Rate Notice designating the Fixed Rate and, during the ensuing Exercise Period, to give the Timing Notice and accept a Fixed Rate.

         (d) If Borrower accepts the Fixed Rate, Borrower shall reimburse Lender for all Funding Costs incurred by Lender as a result of Borrower's exercise of the Conversion Option and acceptance of a Fixed Rate.

         (e) Notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, the following limitations shall apply to Borrower's rights in respect of the Conversion Option:

                  (i) In exercising the Conversion Option, Borrower may designate an Interest Period that expires on or before, but not after the Maturity Date. If Borrower designates the Fixed Rate for an Interest Period that expires prior to the Maturity Date, then the applicable rate or rates of interest for the remainder of the Loan Term shall be that or those rates from time to time in effect by reason of Borrower's election of such rate or rates pursuant to
                       Section 3(b) of the Note or by operation of the other provisions of the Note.

                  (ii) In exercising the Conversion Option, Borrower must
                       designate as the Portion of Principal to bear interest at the Fixed Rate the entire principal balance of the Loan outstanding at such time. Amounts thereafter advanced under the Note shall bear interest at the Eurodollar Rate or Prime Rate in accordance with the terms of the Note, but shall not be entitled to bear interest at the Fixed Rate unless and until (A) the Interest Period for the Fixed Rate as previously selected by Borrower expires prior to the Maturity Date and Borrower thereafter again exercises the Conversion Option or (B) the entire remaining balance of the Loan still available to be drawn has been drawn and Lender, upon Borrower's delivery of an appropriate Interest Rate Notice, is able to obtain an Interest Rate Management Arrangement that will permit Lender, on terms reasonably acceptable to Lender and Borrower, to convert the interest rate on the amount of such entire remaining balance to a fixed rate of interest.

         Section 3.04.  Conditions to Lender's Enter Into an Interest Rate
                        --------------------------------------------------
Management Arrangement.  Lender's obligation to enter into an Interest Rate
----------------------
Management Arrangement and thereby convert the interest rate on the Note to the Fixed Rate shall in all respects be conditioned upon the satisfaction (or waiver by Lender) of all of the following conditions:

         (a) Borrower shall have delivered to Lender Borrower's certificate that no material adverse change in the financial condition of Borrower and Guarantors' certificate that no material adverse change in the financial condition of Guarantors has occurred since the date hereof.

         (b) There shall exist at the Conversion Date (i) no uncured Event of Default and (ii) no fact or circumstance, which, with the passage of time, giving of notice or action of third parties, could become an Event of Default that is not then being cured in accordance with the terms of this Agreement and the Loan Documents.

         (c) All of the representations and warranties set forth in this Agreement, the Loan Documents and other documents delivered to Lender in connection with the funding of the Loan shall be true and correct in all material respects as of the Conversion Date, and Borrower shall have recertified such representations and warranties to Lender as of such date.

         (d) As of the Conversion Date, there shall be (i) no litigation pending nor shall litigation have been threatened in writing by a potential claimant or a potential claimant's counsel with respect to the Trust Estate, and (ii) no condemnation or similar proceeding shall be pending nor shall same have been threatened by a duly authorized official of a Governmental Authority acting in his official capacity with respect to all or ally part of the Trust Estate, either of which, if determined adversely to Borrower, would materially and adversely affect the Trust Estate or the priority of Lender's lien thereon or the financial condition of Borrower or Guarantors.

         (e) Borrower shall have complied in all respects with the applicable terms and conditions of this Article III.

                                   ARTICLE IV

                     CONDITIONS TO THE INITIAL DISBURSEMENT
                     --------------------------------------


         The obligation of Lender to make the Initial Disbursement to or for this account of Borrower shall be subject to the satisfaction of all the conditions set forth in this Article IV and, absent satisfaction or Lender's written waiver of the same, Lender shall have no obligation to make the Initial Disbursement.

         Section 4.01.  Loan Documents.  The following Loan Documents shall have
                        --------------
been duly executed by all parties thereto other than Lender, acknowledged as required, and delivered either to Lender or, as to Loan Documents that are to be recorded or filed, to the Agent with written instructions satisfactory to Lender that such Loan Documents be filed or recorded prior to the funding of the Initial Disbursement:

              (a)  this Agreement;

              (b)  the Note;

              (c)  the Deed of Trust;

              (d) such Form UCC-l Financing Statements as Lender may require naming Borrower as debtor;

              (e)  the Assignment of Rents;

              (f) Notices of Assignment of the Government Lease in form and substance satisfactory to Lender as required by the Assignment of Rents;

              (g)  the Assignment of Project Documents; and

              (h)  the Guarantees.

         Section 4.02. Title Policies. Lender shall have received ALTA extended
                       --------------
coverage mortgagee form of title insurance policies 1987 form B (the "Title Policies") (with proof of the payment of the premiums therefor) or commitments therefor in form and substance acceptable to Lender issued by the Agent on behalf of the Title Companies, together with (a) an executed coinsurance agreement in form and substance satisfactory to Lender and (b) reinsurance from other title insurance companies approved by Lender and evidenced by executed reinsurance agreements satisfactory to Lender containing a right of direct access, insuring the lien of the Deed of Trust to be a first lien against the Premises, free and clear of all defects, encumbrances and exceptions, including mechanics' Liens and claims of Liens, other than the Permitted Exceptions, together with such affirmative insurance as Lender may require. The aggregate amount of the Title Policies shall be not less than the maximum amount of the Loan, the coverage then provided by the Title Policies shall be in the amount of the Initial Disbursement, and the Title Policies shall contain a "pending disbursements" clause in substantially the following form:

                  "Pending disbursement of the full proceeds of the loan secured by the mortgage set forth under Schedule A hereof, this policy insures only to the extent of the amount actually disbursed but increases as each disbursement is made in good faith and without knowledge of any defects in, or objections to, the title up to the face amount of the policy. At the time of each disbursement of the proceeds of the loan, the title must be continued down to such time for possible liens or objections intervening between the date hereof and the date of such disbursement."

         Section 4.03.  Survey.  Lender shall have received a current survey
                        ------
(the "Survey") of the Premises prepared by a surveyor acceptable to Lender who is qualified as a land surveyor in the District of Columbia, which shall be satisfactory, in form and substance, to Lender and which survey shall (a) on its face set forth (i) the legal description of the Premises and (ii) a certification from the surveyor to Lender and the Title Companies that it was prepared in compliance with standards of the American Land Title Association and otherwise containing such certifications of fact as Lender may require; (b) show the locations of the Improvements then constructed on the Premises; (c) show that the Improvements, to the extent then constructed, are located entirely within the Land property lines and do not encroach upon any easement or breach or violate any Law or any covenant, condition or restriction of record, or any building or zoning ordinance; and (d) otherwise satisfy the reasonable requirements of Lender and the Title Companies.

         Section 4.04.  Insurance.  Lender shall have received evidence that the
                        ---------
insurance required under Section 1.08 of the Deed of Trust is in full force and effect with all annual premiums paid.

         Section 4.05.  Flood Insurance.  Lender shall have been provided with
                        ---------------
satisfactory evidence, which may be in the form of a letter from an insurance broker, municipal engineer, or other knowledgeable source unaffiliated with Borrower, as to whether (a) the Premises is located in an area designated by the Department of Housing and Urban Development as having special flood or mud slide hazards, and (b) the community in which the Project is located is participating in the National Flood Insurance Program. If both of the aforesaid conditions exist, Lender shall have received evidence that satisfactory policies of flood insurance covering the Project are in full force and effect with all annual premiums paid and that such policies have been endorsed to name Lender as a loss payee pursuant to the standard mortgage clause without contribution.

         Section 4.06.  Existence and Authorization. Lender shall have received
                        ---------------------------
true, correct, arid complete executed copies of the following documents:

                (a) With respect to each Guarantor, each general Partner of Borrower, and each general Partner of a general Partner of Borrower that is a corporation:

                    (i) The certificate of incorporation of such corporation and all amendments thereof, certified by the Secretary of State of the state of such corporation's incorporation, together with a certificate of said Secretary of State to the effect that the corporation is in good standing therein;

                    (ii) A certificate from the Secretary of State or comparable official of the jurisdiction in which the Premises are located (if other than such corporation's state of incorporation) to the effect that the corporation is in good standing and qualified to do business therein;

                    (iii) Bylaws certified to Lender by the secretary of the corporation; and

                    (iv) A certificate of the secretary of the corporation certifying (A) resolutions of the shareholders and directors of the corporation authorizing the consummation of the transactions contemplated by the Loan Documents to which such corporation is a party or a signatory and the execution, delivery, and performance of each of the Loan Documents to which such corporation is a party or a signatory and (B) the incumbency and signature of each of the officers of the corporation to execute any Loan Documents; and

                (b) With respect to Borrower and each Guarantor, each general Partner of Borrower, and each general partner of a general partner of Borrower that is a partnership:

                    (i) The partnership or joint venture agreement and all amendments, attachments and agreements related thereto certified to Lender by all general Partners thereof;

                    (ii) All certificates filed or required to be filed by the partnership in the jurisdiction of its formation and the jurisdiction where the Premises are located in order for it to do business in those jurisdictions; and

                    (iii) Such evidence as may be available from the Secretary of State or comparable official of the jurisdiction of the partnership's formation to the effect that the partnership continues to exist and is in good standing.

        Section 4.07. Opinion of Borrower's Counsel. Lender shall have received
                      -----------------------------
a favorable opinion of Borrower's counsel to the following effect:

                (a) Borrower is duly organized, validly existing, in good standing, and authorized to do business in the District of Columbia.

                (b) All Loan Documents to which the Borrower is a party have been duly authorized, executed and delivered by Borrower and constitute legal, valid, binding and enforceable agreements in accordance with their respective terms under federal and District of Columbia law, subject only to any applicable bankruptcy, insolvency, reorganization, moratorium law, or other laws affecting creditors rights generally, and do not breach or violate any agreement, court order, or law of which such counsel has knowledge and by or under which Borrower is bound or affected.

                (c)  Such other matters as Lender may require.

         Section 4.08.  Opinion from Counsel to Each Guarantor.  Lender shall
                        --------------------------------------
have received a favorable opinion from counsel to each Guarantor to the same effect as the opinion of Borrower's counsel (to the extent applicable).

         Section 4.09.  UCC Search.  Lender shall have received current searches
                        ----------
of the UCC filing offices in such jurisdictions as Lender may require and the land records in the District of Columbia showing no security interests affecting the Premises, the Project, Borrower, the general Partners of Borrower, the general Partners of the general Partners of Borrower or Guarantors other than those expressly permitted by the Loan Documents.

         Section 4.10.  Hazardous Material. (a) Borrower shall have furnished
                        ------------------
Lender with a report or reports satisfactory to Lender showing no Hazardous Material present at the Premises, except to the extent used in construction of the Project and for which there is no practical alternative and which will be used in strict compliance with all Laws and removed in its entirety from the Project promptly upon completion of such use. (b) Borrower shall have furnished Lender with a report that no Hazardous Material was present at the site in the past, or if it was, that all such materials were removed and disposed of in strict compliance with all applicable federal, state and local environmental statutes, regulations and requirements. (c) Borrower shall have furnished Lender with evidence satisfactory to Lender that no Hazardous Material will be knowingly incorporated into the Project by Borrower or, following Completion of Construction, present at or conveyed from or to the Premises except for petroleum products, cleaning solvents, paint and other similar materials necessary in the ordinary operation of the Premises and which are stored, handled and disposed of in strict compliance with all Laws applicable thereto.

         Section 4.11. Streets and Utilities. Borrower shall have furnished
                       ---------------------
evidence satisfactory to Lender that (a) all utility services necessary for the construction of the Project and the operation thereof for its intended purposes are available at the boundaries of the Premises and in adequate supply at the boundaries of the Premises and (b) the Project has lawful, adequate, unobstructed, and unimpaired access to public streets.

         Section 4.12.  Project Budget.  Lender shall have received and approved
                        --------------
a detailed budget of all Project Costs, together with supporting documentation reasonably requested by Lender, which budget shall, upon approval by Lender, be initialed by Borrower and Lender and attached hereto as Schedule 4.12.

         Section 4.13.  Base Building Construction Schedule. Lender shall have
                        -----------------------------------
received and approved a detailed schedule for construction of the Base Building and corresponding expenditures, which schedule shall show, among other things, a trade-by-trade breakdown of the estimated periods of commencement and completion of the work of each such trade. Upon approval by Lender, the schedule shall be initialed by Borrower and Lender and attached hereto as Schedule 4.13.

         Section 4.14.  Permits.  Lender shall have received evidence (a) that
                        -------
Borrower has obtained all approvals, permits, licenses and other authorization of Governmental Authorities (i) for that portion of construction of the Project covered by the Plans for which the Initial Disbursement is being requested and
(ii) for future construction to the extent then obtainable and (b) that there is no basis to believe that any and all approvals, permits, licenses and other authorizations of Governmental Authorities needed for Completion of Construction will not be forthcoming in a timely manner consistent with the Construction Schedule.

         Section 4.15.  Plans. Lender shall have received and approved the Plans
                        -----
for the Project, to the extent available as of the date the Initial Disbursement is funded. Plans shall be scheduled by sheet number, title, date and revised date, which schedule shall be true and correct, and such Plans shall include the filed plans referred to in any permit for the Project.

         Section 4.16.  Stored Materials.
                        ----------------

                (a) Lender shall have received and approved a list of all Stored Materials currently stored on or off-site indicating actual cost of the Stored Materials, not including profit or overhead.

                (b) If Borrower requests any payment for Stored Materials in the Initial Disbursement request, Borrower shall have provided all of the information required by Section 5.06 of this Agreement with respect to the Stored Materials for which payment as part of the Initial Disbursement is sought.

         Section 4.17.  Architects' Materials.  Lender shall have received and
                        ---------------------
approved (a) a true, correct and complete copy of the fully executed Architect Contract for each Architect and (b) a consent and certificate executed by each Architect in a form mutually acceptable to Lender and such Architect. Lender shall have received and approved copies of all inspection and test records and reports made by or for each Architect with respect to the Project.

         Section 4.18.  General Contractor's Materials.  Lender
                        ------------------------------
shall have received and approved a true, correct and complete copy of the fully executed Construction Contract, together with a consent and certificate executed by the General Contractor in a form mutually acceptable to Lender and the General Contractor.

         Section 4.19.  Contractor and Subcontractor Materials. Lender shall
                        --------------------------------------
have received (a) a list of all Contractors and Subcontractors and (b) copies of all Contracts and Subcontracts as executed or as then being negotiated.

         Section 4.20.  Engineer's Certificate.  Lender shall have received
                        ----------------------
from Flack & Kurtz, Consulting Engineers, and from any other engineer providing services on the Project, an executed certificate in a form mutually acceptable to Lender and such engineer.

         Section 4.21.  Other Project Documents.  Lender shall have received
                        -----------------------
true, correct and complete copies of any and all Project Documents not elsewhere identified herein and reasonably requested by Lender, and such additional information as Lender may require relative to the development, construction, use, occupancy, and management of the Project.

         Section 4.22.  Consultants' Report. Lender shall have received reports
                        -------------------
from Lender's Consultants, including the Inspecting Engineer, addressed to Lender regarding such matters as Lender requests and, without limiting the foregoing, to the effect that (a) the Plans conform with generally acceptable building construction practice, including architectural, structural, mechanical and electrical aspects thereof, (b) the Inspecting Engineer concurs with (i) the Hard Costs shown in the Project Budget, and (ii) the Base Building Construction Schedule prepared by Borrower, (c) based upon the information submitted by Borrower or such other Person as the Inspecting Engineer may deem necessary or appropriate, all permits, licenses and approvals required for the construction of the Project have been obtained to the extent applicable to the state of construction or no impediment exists to further required permits, licenses and approvals being timely obtained, (d) Contracts and Subcontracts are in effect which satisfactorily provide for the construction of the Project, (e) all roads and utilities necessary for the full utilization of the Project for its intended purposes have been completed or there are sufficient amounts budgeted for such improvements, (f) the construction of the Project theretofore performed has been completed substantially in accordance with the Plans reviewed by Inspecting Engineer and approved by Lender, and (g) the Project has, in the aggregate, reached a stated percentage of completion.

         Section 4.23.  Cost to Complete. Lender shall have determined in the
                        ----------------
exercise of its sole discretion that the Project can be built for not more than the amount specified therefore in the Project Budget.

         Section 4.24.  Government Materials.  Lender shall have received
                        --------------------
executed attornment agreements and estoppel certificates from GSA and NASA relating to their respective Government Leases in a form reasonably satisfactory to Lender.

         Section 4.25.  Appraisal. Lender shall have approved the Appraisal
                        ---------
heretofore delivered by Borrower.

         Section 4.26.  Fees.  Borrower shall have made arrangements reasonably
                        ----
satisfactory to Lender for the payment from the Initial Disbursement of the following fees, costs and expenses:

                (a) A commitment fee of Four Hundred Sixty-Eight Thousand Seven Hundred Fifty Dollars ($468,750.00), to be retained by Lender whether or not any further Disbursements are made under this Agreement;

                (b) The fees, costs and other expenses then due and payable to Lender's Consultants under their agreements with Lender,

                (c) Reimbursement to Lender for monies it has heretofore paid to its Consultants in connection with the transactions contemplated by the Loan Documents; and

                (d) Lender's counsel's fees and disbursements incurred in connection with the Loan.

         Section 4.27.  General Conditions.
                        -------------------

                (a) On the date of funding of the Initial Disbursement, there shall exist (i) no Event of Default and (ii) no fact or circumstance, which, with the passage of time, giving of notice or action of third parties, could become an Event of Default.

                (b) All representations and warranties contained herein and in the other Loan Documents and in any document delivered to Lender by Borrower in connection with the Loan shall be true and correct in all material respects.

                (c) Lender shall have received such additional agreements, certificates, reports, approvals, instruments, documents, financing statements, consents and opinions as Lender may reasonably request, all in form and substance reasonably satisfactory to Lender.

         Section 4.28.  Construction-Related Conditions. Lender shall have
                        -------------------------------
received all of the following documents, materials and information with respect to the Initial Disbursement:

                (a)  A Request for Disbursement;

                (b) All information required by Section 5.06 (to the extent the Initial Disbursement is for Stored Materials);

                (c) Partial Lien waivers and affidavits of payment in the form of Exhibit B hereto from the General Contractor and all Contractors and Subcontractors for the full amount (less actual retainage) of all Hard Costs due and owing to the General Contractor, Contractors and Subcontractors as of the date of the last payment from Borrower (or an Affiliate) to such Persons;

                (d) A certificate from each Architect with responsibility for work being paid for from the Initial Disbursement to the effect set forth in
Section 5.03(c);

                (e) A certificate from the General Contractor to the effect set forth in Section 5.03(d); and

                (f) As to any phase of construction that has been completed, the information and materials set forth in Section 5.03(f).

         Section 4.29.  Bid Protest Litigation.  The Bid Protest Litigation
                        ----------------------
shall have been terminated as set forth in Section 2.12(b) of the Bid Protest Guaranty, or, if not, Borrower shall have executed and delivered the Bid Protest Guaranty.

         Section 4.30.  Land Use Agreements.  Borrower and Lender shall have
                        --------------------
executed in a form mutually acceptable to the parties the Multiple Lot Agreement and Floor-Area-Ratio Agreement (both as defined in the Deed of Trust) relating to the operation and use of the Property, Phase I and Lot 872.


                                   ARTICLE V

                   CONDITIONS TO ALL SUBSEQUENT DISBURSEMENTS
                   ------------------------------------------


         The obligation of Lender to make each Disbursement after the Initial Disbursement to or for the account of Borrower shall be subject to the satisfaction of all the conditions set forth in this Article V and, absent satisfaction or Lender's written waiver of the same, Lender shall have no obligation to make such Disbursement.

         Section 5.01.  Initial Disbursement.  All conditions to making the
                        --------------------
Initial Disbursement shall have been satisfied or waived in writing by Lender and the Initial Disbursement shall have been made.

         Section 5.02.  General Conditions.
                        -------------------

                (a) All representations and warranties contained herein and in the other Loan Documents and in any document delivered to Lender by Borrower in connection with the Loan, including without limitation all Requests for Disbursement, shall be true and correct in all material respects on and as of the date of the Disbursement then to be made as though made on and as of that date, except to the extent otherwise disclosed by Borrower to Lender in writing, provided that the facts set forth in such disclosures are acceptable to Lender in its sole discretion.

                (b)  On the date of funding the Disbursement, there shall exist
(i) no Event of Default and (ii) no fact or circumstance which, with the passage of time, giving of notice or action of third parties, could become an Event of Default.

          Section 5.03. Request for Disbursement Documents. Prior to each
                        ----------------------------------
Disbursement, Borrower shall have furnished to Lender and Lender shall have received and approved all of the following documents, materials, and information:

                (a)  A Request for Disbursement;

                (b) Partial Lien waivers in the form of Exhibit B hereto from the General Contractor and all Contractors and Subcontractors for the full amount (less actual retainage) of all Hard Costs covered by all prior Requests for Disbursement, except that Borrower shall not be required to obtain Lien waivers (i) with respect to (and shall not be entitled to any Disbursement for) any claim for labor, service, equipment or material that is being actively contested in accordance with the requirements of the Deed of Trust and (ii) with respect to any Contractor or Subcontractor that only supplies materials to the Project and whose Contract or Subcontract requires the payment of less than One Hundred Thousand Dollars ($100,000.00) in the aggregate, except to the extent Lender has given Borrower not less than fifteen (15) days' prior written notice that a Lien waiver will be required from such Contractor or Subcontractor for a subsequent Disbursement;

                (c) A certificate from each Architect with responsibility for work being paid for from that Disbursement, in the form set forth in Exhibit A, with respect to that portion of the Project for which such Architect has design responsibility, to the effect that, in the Architect's professional opinion: (i) all new Plans and revisions to the existing Plans since the date of the last Disbursement are in conformity with all applicable Laws, (ii) the work completed to the date of the Disbursement is in substantial conformity with the Plans, Construction Contract and applicable Contract if any, and (iii) stating the percentage of completion of the work on such portion of the Project;

                (d) A certificate from the General Contractor or appropriate Contractor, if any (with respect to Hard Costs only), in the form set forth in Exhibit A, setting forth all incurred Items of Project Costs for the periods since the last Request for Disbursement and from the inception of the Project (or, as appropriate, the Retail Tenant Improvements), all Items of Project Costs projected to complete the Project (or, as appropriate, the Retail Tenant Improvements), any variance between actual and projected Project Costs and the amounts set forth in the Project Budget, the percentage of materials provided and/or work completed for each Item from the inception of the Project (or, as appropriate, the Retail Tenant Improvements) to the date of the certification, and all changes from the previous certificate which are known or reasonably anticipated by the General Contractor or appropriate Contractor, if any;

                (e) A report from the Inspecting Engineer with respect to any new or revised Plans, Project Budget and Construction Schedule stating (i) that in the opinion of Inspecting Engineer, all new Plans, Change Orders and modifications or amendments to the Plans, Project Budget and Construction Schedule required hereby to be approved by Lender have been approved by Lender;
(ii) that, in the opinion of Inspecting Engineer, based on a review of the partial Lien waivers, certificates and other reports submitted to substantiate the Request for Disbursement, the construction of the Project (or, as appropriate, the Retail Tenant Improvements) theretofore performed has been completed substantially in accordance with the Plans, Construction Contract and applicable Contract, if any, reviewed by Inspecting Engineer and approved by Lender; (iii) what percentage of completion in the aggregate has been reached in the construction of the Project; (iv) the extent to which, if any, the Disbursements for the Hard Costs not yet approved are not sufficient to complete construction of the Project; (v) whether completion of the portions of the Project not yet completed can, in Inspecting Engineer's opinion, be completed prior to the Completion Date and (vi) that Inspecting Engineer has approved the items referred to in Sections 5.03(b), (c), and (d) hereof; and

                (f) As to a phase of construction which has been completed, any required reports or approvals covering structural and mechanical work and certifications or other appropriate written statements from the appropriate Governmental Authorities for electrical work with respect to such stage to the extent reasonably obtainable.

                (g) At Lender's reasonable discretion, an affidavit of subcontractor in the form of Exhibit C attached hereto from each Major Subcontractor which sets forth the amounts owed to such Subcontractor's subcontractors, materialmen, and laborers.

         Section 5.04.  Title Endorsements. Immediately prior to each
                        ------------------
Disbursement and, in connection therewith, upon Borrower's election of the Eurodollar Rate as the Interest Rate Option in accordance with the terms of the Note, Lender shall have received from the Agent on behalf of the Title Companies endorsements to the Title Policies extending the coverage to be provided thereby to the date and to the full amount of the requested Disbursement, without exception for mechanics Liens or claims of Liens, or any other matter not previously approved by Lender in writing. Such endorsements will insure the Deed of Trust to be a first lien on the Project, subject only to the Permitted Exceptions.

         Section 5.05.  Plans; Permit Approval. Lender shall have received and
                        ----------------------
approved all new Plans and all changes to the Plans (to the extent required by Section 7.05(e) hereof. Borrower shall have received and delivered to Lender evidence of receipt of all permits, licenses, approvals and other authorizations from Governmental Authorities necessary to complete the work contemplated by such Plans, to the extent then required or obtainable, for the development, construction, use and occupancy of the Project in respect of which the Disbursement is requested.

         Section 5.06.  Stored Materials. Lender will make Disbursements for the
                        ----------------
cost of Stored Materials (not including any profit or overhead of General Contractor or any Contractor or Subcontractor (other than the manufacturer or supplier of such materials) payable in respect of such Stored Materials, for which a Disbursement shall be made only after incorporation of the Stored Materials into the Project) subject to the other provisions of this Agreement, and further provided that Lender shall have received the following, in form and substance satisfactory to Lender:

                (a) for materials stored on the Premises, invoices indicating actual cost of the Stored Materials, not including profit and overhead;

                (b) evidence that the Stored Materials are appropriate for purchase during the then current stage of construction;

                (c) evidence that the Stored Materials have been paid for and are owned by (or upon payment of the amount to be disbursed pursuant to the applicable Request for Disbursement shall be paid for and owned by) Borrower free of all lien rights or claims of the vendor or any third party;

              (d) evidence that (i) the Stored Materials are easily and readily identifiable for use as intended in the Project and (ii) are securely stored on-site or in a bonded warehouse or storage yard approved by Lender and, if stored in a warehouse or storage yard, the warehouse or storage yard has been notified that Lender has a security interest in the subject stored materials and the original warehouse receipt;

              (e) for those stored materials stored off-site, a certificate or binder of insurance from Borrower or the supplier, fabricator or other subcontractor, covering the Stored Materials against loss, theft and damage in a manner and amount satisfactory to Lender, naming Lender as a loss-payee; and

              (f) evidence of filing of any UCC-1 financing statement or statements required to perfect Lender's lien with respect to such Stored Materials, and satisfactory assurance to Lender that such materials are covered by the security agreement provisions of the Deed of Trust and' that Lender has a perfected security interest in such materials.

         Section 5.07.  Contractors and Subcontractors. To the extent required
                        ------------------------------
by Section 7.07 hereof, Lender shall have received copies of all Contracts and Subcontracts not theretofore reviewed by Lender.

         Section 5.08.  Final Construction Disbursement. The final Disbursement
                        -------------------------------
of Hard Costs incurred but not advanced during the course of construction for all portions of the Project and the release of related retainage (to the extent not theretofore released pursuant to Section 2.09(b)) (the "Final Construction Disbursement") shall be made subject to satisfaction of all of the foregoing as well as the following conditions:

              (a) Lender shall have received a certification by Borrower and a letter from each Architect that all work for which such Architect has design responsibility on the Project has been finished and made available for use substantially in accordance with the Plans, Construction Contract, other applicable Contract if any, and Government Leases;

              (b) Lender shall have received a certificate of Inspecting Engineer stating, in effect, that all of the Project, except for Punch List Items (as defined in Section 5.11 hereof) and any remaining Retail Tenant Improvements for space other than Restaurant Improvements, has been completed in a good and workmanlike manner substantially in accordance with the Plans, Construction Contract, other applicable Contract if any, and Government Leases;

              (c) Lender shall have received Lien waivers and affidavits of payment from the General Contractor and all Contractors and Subcontractors who have performed work, labor or services or furnished supplies in connection with the construction of the Project substantially in the form of Exhibit B hereto, modified to state that all work, labor, services and materials to be performed or provided by such Person, except for Punch List Items and any remaining Retail Tenant Improvements for space other than Restaurant Improvements, have been performed and provided and, upon payment of a specified sum, all amounts owing to such Person in respect of the Project will then be paid in full; and

              (d) Lender shall have received final and comprehensive endorsements to the Title Policies or evidence satisfactory to Lender that the Title Companies are in a position to issue to Lender final policies of title insurance with such endorsements thereto as Lender may reasonably require, insuring the Deed of Trust as a first lien, subject only to the Permitted Exceptions and providing coverage in the full amount of the Loan.

         Section 5.09.  Advances Without Requests. Notwithstanding anything to
                        -------------------------
the contrary and without regard to the minimum Disbursement amount set forth in
Section 2.05(a), Borrower hereby authorizes Lender to disburse proceeds of the Loan to pay (a) interest and fees on the dates when interest and fees are due and owing in accordance with Section 2.11 hereof and the terms of the Note and the other Loan Documents and (b) upon the occurrence of an Event of Default, or upon Borrower's default on any obligation to pay money in any way related to the Project which default Lender reasonably believes may have a material adverse effect on the Project, (i) all costs of title searches or abstracts, document taxes, stamp taxes and recording expenses; (ii) the Inspecting Engineer's fees and expenses reasonably incurred; (iii) reasonable fees and expenses for any services of a Consultant which may be required for purposes contemplated by this Agreement; and (iv) notwithstanding that Borrower may not have requested a Disbursement of such amount, subject to the further provisions of the Deed of Trust, all costs, fees and expenses due to (A) contractors, subcontractors, laborers, materialmen or other persons furnishing labor, services or materials used or to be used on or in connection with the Project, (B) taxing authorities or insurers in payment of taxes or hazard, liability or title insurance premiums when due, and/or (C) the holder of any Lien on the Premises or Project or Borrower's interest therein, as necessary to discharge such Lien. The authorization hereby granted shall be irrevocable, and no further direction or authorization from Borrower shall be necessary for Lender to make such Disbursements. However, the provisions of this
Article V shall neither require Lender to make such Disbursements, nor prevent Borrower from paying interest and fees from its own funds. Any Disbursement so made shall be deemed made to and received by Borrower and shall be added to the unpaid principal balance of the Note. Lender will promptly advise Borrower of the making of any Disbursement pursuant to this Section 5.09, and such notice shall set forth, in reasonable detail, a description of those Items which were paid with the proceeds of such Disbursement.

         Section 5.10.  Surveys.
                        --------

              (a) Within thirty (30) days after completion of the foundation of the Improvements, Borrower shall provide Lender with a surveyor's report which shows (i) the location of the foundations of the Improvements, (ii) that the foundations have been built within the boundaries of the Land, and (iii) that the foundations have been built without encroachments or violations of any easements, covenants, conditions or restrictions of record.

              (b) If necessary in the reasonable judgment of Lender or if required by either of the Title Companies, Borrower, within thirty (30) days after written notice from Lender or such Title Company, shall from time to time furnish to Lender updates of the Survey certified to Lender and the Title Companies and updated by inspection with respect to all relevant requirements and giving current information as described in Section 4.03.

              (c) Within thirty (30) days after Completion of Construction, Borrower shall deliver to Lender a final, "as-built" version of the Survey which shall show: (i) the Project as completed in accordance with the Plans and otherwise in accordance with the provisions of this Agreement, (ii) all easements affecting the Premises, whether benefiting or burdening same, rights of way and existing utility lines, whether recorded or disclosed by a physical inspection of the Premises, (iii) a calculation of the dimensions of the Premises, (iv) the lines of the public streets abutting the Premises and the widths thereof, (v) encroachments and the extent thereof in feet and inches onto the Premises and all encroachments by any buildings, structures or improvements located on the Premises onto any easements over, and onto property adjacent to, the Premises, and (vi) all Improvements, and any other physical matters on the ground which may adversely affect the Premises or title thereto and the relationship of such Improvements and other physical matters by distances to the perimeter of the Premises, established building lines and street lines.

         Section 5.11.  Final Disbursement of Loan Proceeds.
                        -----------------------------------

              (a) Provided that there exists no uncured Event of Default nor fact or circumstance which, with the passage of time, giving of notice or action of third parties, could become an Event of Default that is not being cured in accordance with the terms of this Agreement and the Loan Documents, Lender shall disburse, either simultaneously with or after, and upon compliance with all the requirements of, (y) the Final Construction Disbursement (pursuant to Section
5.08 hereof) and (z) the disbursement of any Soft Costs after Completion of Construction (pursuant to Section 2.09(g) hereof) ("Final Disbursement of Loan Proceeds") so much of the Loan proceeds remaining as Borrower may request, subject to the escrow requirements set forth in subsection (b) of this Section 5.11, upon receipt of the following, which shall be satisfactory to Lender in Lender's reasonable discretion:

                   (i) a certification from Borrower that (A) all construction except for Punch List Items and any remaining Retail Tenant Improvements for space other than Restaurant Improvements has been completed and all Project Costs have been paid in full in accordance with the Project Documents, and (B) all representations and warranties contained herein and in the other Loan Documents and in any document delivered to Lender by Borrower in connection with the Loan are true and correct in all material respects as of the date of the certification except as to such changes as may have been previously approved by Lender in writing;

                  (ii) a certification from the surveyor that the "as-built" survey delivered pursuant to Section 5.10 hereof has not changed from the date delivered, or, if it has changed, an updated survey showing all of the information required in Section 5.10(c) hereof;

                 (iii) estoppel certificates from all Space Tenants certifying that (A) such Space Tenant is currently paying rent under a Space Lease, (B) no notice of default has been given by either Borrower or the Space Tenant under such Space Lease, and (C) all conditions to the effectiveness and continuing effectiveness of such Space Lease required to be satisfied as of the date thereof have been satisfied;

                  (iv) a certificate from each Architect that, in the Architect's professional opinion, the portion of the Project for which such Architect has design responsibility has been completed but for any Punch List Items;

                   (v) a "punch list" agreed to by Borrower, the General Contractor, each Architect and the appropriate Space Tenant, and approved by Lender (which approval will not be unreasonably withheld, delayed or conditioned) setting forth only those details of finish work and adjustments which do not interfere with the use of the affected Premises and which remain to be completed (the "Punch List Items") and a cost estimate for each such Punch List Item;

                  (vi) lien waivers and affidavits of payment from the General Contractor and all Contracts and Subcontractors who have performed work, labor or services or furnished supplies in connection with the construction of the Project in the same form and substance as required by Section 5.08(c) hereof;

                 (vii) a Request for Disbursement, setting forth the amount of remaining Loan proceeds to be disbursed in the Final Disbursement of Loan Proceeds; and

                (viii) a letter from the Appraiser, dated within thirty (30) days prior to the Final Disbursement of Loan Proceeds, which (A) confirms that, upon disbursement of so much of the remaining Loan proceeds as Borrower may request, the Loan to Value Ratio will not exceed seventy-five percent (75%) and
(B) explains any changes in the Appraised Value of the Trust Estate or the methodology used to determine such updated Appraised Value of the Trust Estate.

             (b) In the event that there are any Punch List Items or Retail Tenant Improvements for space other than Restaurant Improvements remaining to be completed when Borrower requests the Final Disbursement of Loan Proceeds, Borrower shall deposit with Lender in an interest-bearing escrow account an amount equal to two hundred percent (200%) of the estimated cost of such Punch List Items plus the entire amount of the undisbursed Loan proceeds designated in the Project Budget for the Retail Tenant Improvements for space other than Restaurant Improvements, to be held as additional security for the Loan and disbursed by Lender for the completion of the Punch List Items or Retail Tenant Improvements for space other than Restaurant Improvements upon application by Borrower in accordance with the Disbursement procedures set forth in this Loan Agreement. Borrower shall execute such documents as may be necessary to give Lender a perfected security interest in such escrow account.

                                  ARTICLE VI

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

         To induce Lender to enter into this Agreement and to make the Initial Disbursement and each subsequent Disbursement under the Loan, Borrower makes the following representations and warranties which shall survive the execution and delivery of this Agreement, the Note and the other Loan Documents and shall be remade from time to time as elsewhere provided in this Agreement.

         Section 6.01.  Existence.  Borrower is a limited partnership duly
                        ---------
organized and validly existing under the laws of the District of Columbia. Borrower has the authority, rights and franchises to own its properties, to carry on its business as now conducted, to perform its obligations hereunder and under the other Loan Documents, to complete the Project in accordance with the Plans, and to own and operate the Project as a first-class commercial office building. Borrower has made all filings in each jurisdiction in which the character of its business or nature of its properties makes such filings necessary and where not filing could have a material adverse impact on its business. Borrower conducts no business, directly or indirectly, except for the development, construction, ownership, and operation of the Project and of Phase I, and the ownership of Lot 872.

         Section 6.02.  Authorization; Enforceable Obligation. Borrower has the
                        -------------------------------------
authority and legal right to execute, deliver and perform the Loan Documents to which Borrower is a party, to borrow under the Loan Documents arid to grant the liens and security interests contemplated thereby, and has taken all necessary action to authorize the borrowings on the terms and conditions hereof and the execution, delivery and performance of the Loan Documents to which Borrower is a party. No consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with any Governmental Authority which has not been obtained is required for the execution, delivery and performance by Borrower of the Loan Documents to which it is a party. Each of the Loan Documents to which Borrower is a party has been executed and delivered by a Person duly authorized to execute and deliver such documents on behalf of Borrower and constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms.

         Section 6.03.  Conflicting Agreements.  Neither the execution nor
                        ----------------------
delivery of this Agreement or any other Loan Document or any amendments thereto, nor fulfillment of or compliance with the terms and provisions hereof or thereof, nor the consummation of the transactions contemplated hereby or by any of the other documents referred to herein, will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any lien (other than the lien of the Loan Documents) upon any of the properties or assets of Borrower pursuant to its partnership agreement, any award of any arbitrator or any agreement (including any Project Document and any agreement with Borrower's partners), instrument, order, judgment, decree, statute, law, ordinance, franchise, certificate, permit, rule, regulation or the like to which Borrower is subject, or to or by which its properties or its assets or the Trust Estate are bound or affected.

         Section 6.04.  Required Documents.  Borrower has furnished Lender true,
                        ------------------
correct and complete certified copies of all documents and materials to be furnished under Section 4.06 hereof.

         Section 6.05.  No Material Litigation.  Except for the Bid Protest
                        ----------------------
Litigation, no litigation, investigation or administrative proceeding of or before any court, arbitrator or governmental authority is pending or has been threatened in writing by or on behalf of a potential claimant against Borrower, the general Partners of Borrower or assets of Borrower or that would, if determined adversely, be likely to have a material adverse effect on (a) Borrower's ability to perform its obligations under the Loan Documents in accordance with the terms thereof, (b) the validity of this Agreement or any other Loan Document, or (c) Lender's security under this Agreement or any other Loan Document. No notice has been received by Borrower of any proceeding to condemn, purchase or otherwise acquire the Trust Estate or any part thereof or interest therein, and, to the best of Borrower's knowledge, no such proceeding has been threatened by a duly authorized official of a Governmental Authority acting in his official capacity.

         Section 6.06.  Bid Protest Litigation.  (a) Borrower has received a
                        ----------------------
notice to proceed with construction under the terms of the GSA Building Lease and has not received and is not operating in violation of any "stop-work" order or injunction (preliminary or permanent) issued in connection with the Bid Protest Litigation. (b) Borrower has furnished Lender true, complete and correct copies of all documents and materials requested by Lender that are in Borrower's possession and are pertinent to the Bid Protest Litigation.

         Section 6.07.  Margin Regulations.  No part of the proceeds of the Loan
                        ------------------
will be used to purchase or carry any margin stock (as such term is defined in Regulations G, U and X of the Board of Governors of the Federal Reserve System). Borrower is not engaged, principally or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any margin stock.

         Section 6.08.  Compliance With Applicable Laws.  Each of Borrower, the
                        -------------------------------
Project, and the Trust Estate is in compliance with the requirements of all Laws, the failure to comply with which would materially and adversely affect Borrower's ability to perform its obligations under this Agreement or any of the other Loan Documents, and no written notice of noncompliance with any of the foregoing has been received by Borrower from any Governmental Authority. No consent, approval or authorization, or registration, declaration or filing with any Governmental Authority or any other Person is required for the valid execution, delivery and performance by Borrower of this Agreement or any other Loan Document, or the carrying out of the transactions contemplated hereby or thereby. All approvals, permits, licenses and other authorizations of Governmental Authorities required for the current stage of construction of the Project and for future stages to the extent now obtainable have been obtained and are in full force and effect and true and complete copies thereof have been furnished to Lender. Borrower has no basis to believe that any and all approvals, permits, licenses and other authorizations of Governmental Authorities needed for Completion of Construction will not be forthcoming in a timely manner consistent with the Construction Schedule.

         Section 6.09.  Government Leases.  Borrower has furnished to Lender
                        -----------------
true and complete copies of the Government Leases currently in effect with all amendments and supplements thereto. Such leases are in full force and effect and (a) no notice of default has been given by either Borrower or the appropriate governmental agency thereunder, (b) there are no material defaults under any of the provisions thereof and (c) all conditions to the effectiveness and continuing effectiveness thereof required to be satisfied as of the date hereof have been satisfied.

         Section 6.10.  No Brokers.  Borrower and Lender each represent to the
                        ----------
other that they have not dealt with any mortgage or other broker or finder in connection with the Loan. Borrower and Lender agree to indemnify, defend and hold the other harmless from and against any claim for brokerage fees or commissions or other compensation in connection with the Loan by reason of an alleged misrepresentation of the statement made by it in the immediately preceding sentence. In case any action, suit or proceeding is brought against Lender by reason of such alleged misrepresentation by Borrower (a) Lender shall give prompt notice thereof to Borrower, (b) Borrower may, at Borrower's sole cost and expense, resist and defend such action, suit or proceeding by counsel reasonably satisfactory to Lender, and (c) if Borrower elects to defend such action, suit or proceeding, Lender shall not compromise or settle any such action, suit or proceeding without the consent of Borrower unless Lender waives its right to indemnification under this Section. In case any action, suit or proceeding is brought against Borrower by reason of such alleged misrepresentation by Lender, (i) Borrower shall give prompt notice thereof to Lender, (ii) Lender may, at Lender's sole cost and expense, resist and defend such action, suit or proceeding by counsel reasonably satisfactory to Borrower, and (iii) if Lender elects to defend such action, suit or proceeding, Borrower shall not compromise or settle any such action, suit or proceeding without the consent of Lender, unless Borrower waives its right to indemnification under this Section.

         Section 6.11.  Project Documents.  All material Project Documents,
                        -----------------
excluding the Plans, Construction Contract, and the Architect Contract for each Architect, and, to the best of Borrower's knowledge after due inquiry, all other Project Documents, are listed in Schedule 6.11 annexed hereto and made a part hereof, and, to the extent required by the provisions of this Agreement or to the extent Lender has so requested, true and complete copies of all Project Documents, including the Plans, Construction Contract, and the Architect Contract for each Architect, together with all amendments thereof and modifications thereto, have been delivered to Lender. All Project Documents are in full force and effect in accordance with their respective terms, and no party to any Project Document has asserted any claim of default or offset against the other with respect thereto that remains uncured.

         Section 6.12.  Plans.  All Plans for the Project required as of the
                        -----
date hereof under the terms of the GSA Building Lease are listed in Schedule
6.12 hereto. The Plans listed therein have been approved, and all amendments and supplements to the Plans listed therein (a) will be approved by (i) the General Contractor (to the extent required by the Construction Contract), (ii) the beneficiary of any restrictive covenant requiring such approval, and (iii) the Space Tenant that will occupy the space covered by the Plans and (b) will be submitted to all Governmental Authorities with jurisdiction over the Project, to the extent required, in a form such Governmental Authorities are anticipated to approve.

         Section 6.13.  Project Budget and Construction Schedule.  The Project
                        ----------------------------------------
Budget accurately reflects, to the best of Borrower's knowledge and belief, all Project Costs which have been and will be incurred by Borrower in the acquisition, development and construction of the Project. The Construction Schedule accurately reflects, to the best of Borrower's knowledge and belief, the time required to complete the entire Project and each portion thereof.

         Section 6.14.  Streets and Utilities.  All utility services necessary
                        ---------------------
for the construction of the Project and the operation thereof for its intended purposes are available at the boundaries of the Premises, including water supply, fire protection, storm and sanitary sewer, gas, electricity, and telephone facilities. The Project has lawful, adequate, unobstructed, and unimpaired access to public streets.

         Section 6.15.  ERISA.  Borrower does not have a defined benefit pension
                        -----
plan under the Employee Retirement Income Security Act of 1974, as amended, the unfunded liabilities of which could, upon termination of the plan, be held to be a liability of Borrower by the Pension Benefit Guaranty Corporation.

         Section 6.16.  Environmental.  Except as disclosed in the Environmental
                        -------------
Report, there are not now and, to Borrower's best knowledge after due inquiry, never have been any Hazardous Materials present at or conveyed from or to the Premises or incorporated into the Project, except for Hazardous Materials used in the normal course of construction of the Project, as to which there exists no practical alternative and which have been used or are being used in strict compliance with all Laws and have been or will be removed in their entirety from the Premises promptly upon completion of such use.

         Section 6.17.  Whole Tax Parcel.  The Land constitutes a single, whole
                        ----------------
tax parcel and is assessed separately from any other real property.

         Section 6.18.  Casualty.  The Project has not been materially damaged
                        --------
by fire or other casualty, or if damaged, Lender as loss payee has received insurance proceeds and, if necessary, a Completion Deposit in the manner, amount and as otherwise contemplated by Section 1.09 of the Deed of Trust and such proceeds and Completion Deposit are sufficient to effect the satisfactory restoration of the Project and to permit Completion of Construction on or prior to the Completion Date and in accordance with all of the terms and provisions of this Agreement.

         Section 6.19.  True Statements.  Neither this Agreement, any other Loan
                        ---------------
Document nor any other document delivered to Lender in connection with the Loan (including without limitation all Requests for Disbursements) contains, or will contain when made, any untrue statement of a material fact and by this reference all representations and warranties made in any of the Loan Documents are hereby made a part of this Agreement to the same extent as if fully set forth herein.

                                  ARTICLE VII

                       AFFIRMATIVE AND NEGATIVE COVENANTS
                       ----------------------------------


         Section 7.01.  Commencement and Completion of Construction.
                        --------------------------------------------
               (a) Borrower shall proceed with the construction of the Project with due diligence, substantially in accordance with the Construction Schedule, and subject to the terms of this Section 7.01, shall effect Completion of Construction on or prior to the Completion Date.

               (b) The Completion Date may be extended for a period not to exceed sixty (60) days by Force Majeure, provided that (i) Borrower shall promptly, but in no event later than ten (10) days after the occurrence of Force Majeure circumstances, notify Lender of the existence of such Force Majeure circumstances, which notice shall set forth the date upon which such circumstance began, (ii) Borrower shall provide Lender with such evidence of the Force Majeure circumstances as Lender shall reasonably request, including any information provided by General Contractor to Borrower in General Contractor's request for extension of the Completion Date pursuant to the terms of the Construction Contract or by Borrower to the GSA under the GSA Building Lease and
(iii) dates for the performance of Borrower's obligations under the GSA Building Lease shall be extended by an equal period pursuant to Paragraph 45.VIII. of the Solicitation for Offers of the GSA Building Lease.

               (c) The Completion Date may be extended for a period not to exceed ninety (90) days by Unavoidable Government Delay, provided that (i) Borrower shall promptly, but in no event later than ten (10) days after the occurrence of the Unavoidable Government Delay circumstances, notify Lender of the existence of such circumstances, which notice shall set forth the date on which such circumstances began and (ii) Borrower shall provide Lender with such evidence of the Unavoidable Government Delay circumstances as Lender shall reasonably request, including any information or notice provided by the GSA to Borrower under the GSA Building Lease.

               (d) The progress of construction of the Project shall be deemed to be substantially in accordance with the Construction Schedule so long as target dates set forth in such schedule have been met or, if such target dates have not been met, Lender has determined in its reasonable discretion that Completion of Construction will occur not later than the Completion Date as extended in compliance with this Section 7.01.

               (e) Borrower shall not permit construction to cease for more than ten (10) consecutive days or for more than twenty (20) days in the aggregate, subject, however, to delays for Force Majeure and Unavoidable Government Delay as permitted by this Section 7.01. During any discontinuance of construction, Borrower shall make adequate provision, acceptable to Lender, for the protection of the Project to the extent then constructed, against deterioration and against other loss, damage or theft.

         Section 7.02.  Encroachments.  Borrower shall construct the
                        -------------
Improvements entirely on the Land without encroachment upon any lot line or boundary, easement or right-of-way or any other land, except as required or irrevocably permitted by any Governmental Authorities. Borrower shall (a) provide evidence of such requirement and (b) furnish Lender with affirmative title insurance coverage with respect to such required or irrevocably permitted encroachment.

         Section 7.03.  Plans.
                        ------

               (a) Borrower shall provide to Lender all Plans necessary for the construction of the Project as they are prepared and shall have all such Plans approved by all necessary entities as set forth in Section 6.12.

               (b) Borrower shall construct the Project in substantial conformity with the Plans and in a good and workmanlike manner with new materials of good quality. If at any time construction of the Improvements is not in compliance with the foregoing requirements, Borrower shall promptly give notice thereof to Lender and Lender shall have the right to stop such nonconforming construction and order repair or reconstruction in accordance with the foregoing requirements and to withhold all further Disbursements until construction is in satisfactory compliance therewith. Upon notice from Lender to Borrower, or Borrower's discovery irrespective of such notice, that construction is not in substantial conformity with such requirements, Borrower shall commence correcting the deviation as promptly as practical and, in any event, within fifteen (15) days after such notice or discovery and shall prosecute such work diligently to completion, which in no event shall be later than sixty (60) days after such notice or discovery. If Lender reasonably determines that the corrective work is not proceeding satisfactorily, Lender may, upon not less than fifteen (15) days' notice to Borrower, prosecute such corrective work to completion at Borrower's expense. Lender's approval of any Disbursement shall not constitute a waiver of Lender's right to require correction of any such defects or departures from the Plans not theretofore discovered by, or called to the attention, of Lender.

         Section 7.04.  Compliance with Laws and Other Requirements.  Borrower
                        -------------------------------------------
shall comply in all material respects with all conditions, covenants, restrictions, Space Leases, easements, reservations, rights and rights of way and all applicable Laws and other requirements relating to the Trust Estate and the Project, and obtain in a timely fashion all necessary approvals, consents, licenses and permits of all Governmental Authorities.

         Section 7.05.  Change Orders.  Change Orders:
                        -------------

               (a) Shall all be in writing, numbered in sequence, and signed by Borrower and General Contractor or the appropriate Contractor;

               (b) Shall all, as part of each Request for Disbursement, be certified by Borrower and each Architect, the Architect's professional opinion, with respect to that portion of the Project for which such Architect has design responsibility, to be in compliance with all applicable Laws and other requirements;

               (c) Shall all contain an estimate by Borrower and General Contractor or the appropriate Contractor of the increase or decrease in each Item of Project Costs that would be caused by the change (or, if the Change Order involves changes both increasing or decreasing estimated Project Costs, the amount of each change either increasing or decreasing Project Costs shall be stated), as well as the aggregate amount of changes in estimated Project Costs, both increases and decreases, previously made;

               (d) Shall, if a Major Change Order (as hereinafter defined), be submitted to Lender not later than five (5) Business Days prior to the proposed effectiveness thereof; and

               (e) Shall, to the extent not a unilateral change order required by the GSA, be subject to the prior written approval of Lender where (i) the change affects the structural aspects or intended use of the Improvements, (ii) the Change Order includes any change that, regardless of the net effect of the aggregate Change Order, increases or decreases any estimated Project Costs by One Hundred Thousand Dollars ($100,000.00) or more, or (iii) together with prior Change Orders, whether or not approved, the change involves an aggregate amount, whether for increases or decreases, of over Seven Hundred Fifty Thousand Dollars ($750,000.00) or (iv) the change would cause any Governmental Authority to suspend or revoke any license, approval, permit or other authorization. (All such Change Orders are herein referred to as "Major Change Orders".) If any Change Order involves a net increase in estimated Project Costs the payment of which increase is not the sole obligation of the GSA or another Space Tenant under its respective Space Lease, whether or not such Change Order is subject to Lender's prior approval, Lender shall have no obligation to make any further Disbursements unless the Loan, taking such Change Order into account, remains in balance.

         Section 7.06.  Project Budget; Annual Operating Budget.
                        ---------------------------------------

               (a) Subject to the provisions of Section 2.14 hereof, Borrower shall complete the entire Project within the Project Budget and operate the Project within the applicable Annual Operating Budget. Unless Lender otherwise consents in writing, Borrower shall not materially supplement, modify or amend the approved Project Budget or applicable Annual Operating Budget other than as permitted under Sections 2.06, 7.05 or 7.06(b) hereof.

               (b) Borrower shall promptly notify Lender of any fact or circumstance that may render the Project Budget inaccurate with respect to any Project Costs reflected therein or render any Annual Operating Budget inaccurate with respect to any operating expenses reflected therein. With respect to the Annual Operating Budget only, the same shall not be deemed to have been rendered inaccurate by any variation or variations which in the aggregate are equal to or less than ten percent (10%) of the total amount of such budget.

         Section 7.07.  Contractors and Subcontractors.
                        -------------------------------

               (a) Borrower shall not permit the performance of any work on the Project pursuant to any Contract or Subcontract (i) with a total payment in excess of One Hundred Thousand Dollars ($100,000) or (ii) which Lender has requested to review, until Lender shall have received copies of such Contract or Subcontract.

               (b) Borrower shall deliver to Lender from time to time not later than five (5) Business Days after Lender's demand therefor correct lists of all Contractors and Subcontractors employed in connection with the Project and copies of such Contractors' and Subcontractors' contracts. Each such list shall show the name, address and telephone number of each such Contractor or Subcontractor, a general statement of the nature of the work to be done, the labor and materials to be supplied, the names of materialmen, if known, the approximate dollar value of such labor, work and materials itemized with respect to each Contractor and Subcontractor, and the unpaid portion and status of such work or whether such materials have been delivered. In the event that Lender reasonably determines that any information provided to Lender is incomplete, Lender and its Consultants shall have the right, without either the obligation or the duty, to contact directly each Contractor and Subcontractor to verify the facts disclosed by such list or any other information provided by Borrower or relating to the Project. In the event that Borrower or General Contractor shall fail to maintain the same in respect of the performance of any Contractor or Subcontractor, Lender may require that the performance of any such Contractor or Subcontractor be secured by a payment and performance bond in form, and issued by a surety company, reasonably acceptable to Lender; provided, however, that Lender shall not be entitled to require that the performance of any Subcontractor be bonded if the performance of another Person retaining such Subcontractor has been bonded as to the portion of the work to be performed by such Subcontractor.

         Section 7.08.   Permits and Warranties.  Borrower shall
                         ----------------------
deliver to Lender from time to time originals or copies of: (a) all building and other permits, approvals, and authorizations required in connection with the construction of the Project or the operation or occupation of the Premises or any part thereof promptly upon issuance and receipt by Borrower thereof, and in any event before any act is done which requires the issuance of the respective permit, approval or authorization, and (b) upon request of Lender, all warranties and guaranties received from any person furnishing labor, materials, equipment, fixtures or furnishings in connection with the Project.

         Section 7.09.  Protection Against Liens and Claims.
                        ------------------------------------

               (a) Borrower shall take all reasonable steps to forestall the assertion of claims of Lien against the Project or the Trust Estate or any part thereof.

               (b) In the event that any claim is asserted against Lender or the Undisbursed Construction Funds by any Person furnishing labor, services, equipment or material to the Project and the claim is not being contested in accordance with the Deed of Trust, Lender may, in its sole discretion, file an interpleader action requiring all claimants to interplead and litigate their respective claims, and in any such action Lender shall be released and discharged from all obligations with respect to any funds deposited in court, and Lender's reasonable costs and expenses, including without limitation reasonable attorneys fees, shall be paid from such funds or from any undisbursed portion of the Loan. Any such funds deposited in court and all reasonable costs and expenses of Lender in connection therewith shall be deemed to be Disbursements under this Agreement and the Note.


         Section 7.10.  Removal of Personalty.  Borrower shall not:
                        ---------------------

               (a) Install in or otherwise use in connection with the Project any materials, equipment or fixtures under any security agreement or similar agreement however denominated whereby the right is reserved or accrues to anyone to remove or repossess any such items or whereby any person other than Lender reserves or acquires a Lien upon such items;

         (b) Remove or permit the removal of any Personal Property located on the Property or used in connection with the Project, except in compliance with the terms of the Deed of Trust; or

         (c) Without the consent of Lender, permit the storage of any Personal Property at any location other than the Premises except for Personal Property stored in a bonded warehouse facility, segregated and separately identified to the Project, and insured to the reasonable satisfaction of Lender.

         Section 7.11.  Insurance.  Borrower shall provide or cause to be
                        ---------
provided the policies of insurance required by Section 1.08 of the Deed of Trust.

         Section 7.12.  Title Reports.  Borrower shall deliver or cause to be
                        -------------
delivered to Lender, in form and substance satisfactory to Lender: (a) such endorsements and binders to the Title Policies and (b) such preliminary title reports and other title searches as may be required by the terms of this Agreement or as Lender may from time to time reasonably require in connection with Disbursements hereunder.

         Section 7.13.  Entry and Inspection.  Lender and its Consultants,
                        --------------------
including the Inspecting Engineer, shall, during normal construction and business hours, upon notice to General Contractor (which may be telephonic) and subject to Space Tenants' rights under any Space Leases, have the right of entry and free access to the Premises and the right to inspect all work done, labor performed, and materials furnished in and about the Project and to examine all Plans, wherever located. Borrower will cooperate and will cause Architect, General Contractor and all Contractors and Subcontractors to cooperate with Lender and its Consultants to enable Lender and its Consultants to perform their functions. At the time of each inspection by the Inspecting Engineer, Borrower will make available to the Inspecting Engineer, on demand, daily log sheets covering the construction period showing the date, weather, Contractors and Subcontractors on the job, number of workers and status of construction.

         Section 7.14.  Physical Security of Project.  Borrower shall provide
                        ----------------------------
such watchmen and take such other measures to protect the physical security of the Project and the Trust Estate as Lender may from time to time reasonably require.

         Section 7.15.  Information Covenants.
                        ----------------------

         (a) Borrower shall keep and maintain or will cause to be kept and maintained, on a fiscal year basis in accordance with consistently applied generally accepted accounting practices customarily used in the real estate industry, complete and accurate books, accounts and records reflecting all of the financial affairs of Borrower and all of the earnings and expenses in connection with the operation of the Trust Estate or in connection with any services, equipment or furnishings provided in connection with the operation of the Trust Estate, and, without expense to Lender, shall deliver to Lender annually, within ninety (90) days after the close of each of Borrower's fiscal years (i) an operating statement (including, without limitation, the amount of rent escalations under the Qualifying Space Leases for such fiscal year) and an annual budget certified by a general Partner of Borrower or The chief financial officer of the Person that directly or indirectly controls the day-to-day operations and management of the Trust Estate showing in reasonable detail the income and expenses of the operations of the Trust Estate, a statement of profit and loss, and a balance sheet for the immediately preceding fiscal year of Borrower, (ii) a complete copy of a financial statement of Borrower for the immediately preceding fiscal year of Borrower certified to Lender by a general partner or other principal of Borrower, containing a statement of surplus, and a balance sheet of Borrower, and (iii) a rent roll current to within thirty (30) days, showing the Space Tenants in occupancy, their square footage, their fixed and basic rents, and their tax and operating escalations. Lender or its designee will be permitted upon not less than ten (10) days prior notice to Borrower, to examine such books and records and all supporting vouchers and data at the office of Borrower with respect to the Trust Estate and make such copies or extracts at Borrower's expense thereof as Lender or its designee shall reasonably desire. Lender shall not have any duty to make any such inspection and shall not incur any liability or obligation as a result of not making such inspection. Lender agrees that any information obtained by Lender in its review or examination of Borrower's books and records pursuant to this Section 7.15 shall be confidential and solely for the benefit of Lender and any Loan Participant. Each participation agreement between Lender and any Loan Participant shall require such Loan Participant to maintain the confidentiality of any information obtained by Lender in its review of Borrower's books and records; however, Lender shall have no liability to Borrower by reason of any Loan Participant's breach of such covenant.

         (b) Each annual statement shall be accompanied by a certificate of Borrower, dated as of the delivery of such statement to Lender, stating that Borrower, to the best of its knowledge, knows of no Event of Default that is continuing, or, if any such Event of Default is continuing, specifying the nature and period of existence thereof and what action Borrower has taken or proposes to take with respect thereto, and, except as otherwise. specified, stating that to the best of its knowledge Borrower has fulfilled all its obligations under this Agreement and the other Loan Documents that are required to be fulfilled on or prior to the date of such certificate.

         (c) Borrower shall deliver or cause to be delivered to Lender, not later than ninety (90) days after the end of each calendar year during the Loan Term a financial statement of each Guarantor, certified, respectively, by each Guarantor.

         (d) Borrower shall furnish to Lender within thirty (30) days after request therefor such further detailed information covering the operation of the Trust Estate and the financial affairs of Borrower arid each Guarantor as may be reasonably requested by Lender.

         (e) Borrower shall deliver to Lender as soon as practicable and in any event within ten (10) days of Borrower's learning thereof, notice of:

             (i) Any dispute raised by the General Contractor under the Construction Contract relating to an increase in the Contract Sum (as therein defined) and any material delay in the progress of the Project, whether or not constituting Force Majeure;

            (ii) Any litigation affecting or relating to (A) Borrower, (B) any Guarantor which would materially, adversely affect such Guarantor's ability to perform its obligations under the Loan Documents, (C) the Trust Estate, (D) the Project or (E) the Government Leases;

           (iii) Any dispute involving any Governmental Authority relating to the Trust Estate, the Project or the Government Leases, the adverse determination of which might materially adversely affect the Trust Estate or the Project;

            (iv) Any threat or commencement of proceedings. in condemnation or eminent domain relating to the Trust Estate;

             (v) Any event which, with the giving of notice and/or the passage of time, could become an Event of Default, together with a written statement setting forth the nature of the event and the action Borrower proposes to take with respect thereto; and

            (vi) Any event which is or could become a Termination Event under the terms of the Bid Protest Guaranty.

         (f) Borrower shall deliver to Lender as soon as practicable and in any event within ten (10) days of Borrower's receipt or delivery thereof a copy of each report, statement, certification, claim, data or notice received, made or delivered by Borrower in connection with the Government Leases that relates to events that will materially affect Borrower's performance under the terms of the Government Leases, including, without limitation, notices relating to the progress of construction of the Improvements, the imposition by the government of any penalties or damages, the exercise by the government of any termination or cancellation rights, the exercise by the government of any right to audit the Government Leases, the filing of any dispute or litigation or the failure of Borrower to comply with any of the requirements of the Government Leases, including, without limitation, such notices as are required under the following sections of the Government Leases: (i) of the GSA Building Lease, Sections 5, 26, 28, 31, 32, 45, 78 and 105 of the Solicitation for Offers, Exhibit III (relating to the Parking Agreement), and all Sections of the General Clauses, and (ii) relevant sections of the Parking Agreement.

         (g) Borrower shall deliver or cause to be delivered to Lender, as soon as available and in any event within thirty (30) days after the end of each calendar quarter, a report as to the status of construction and leasing of the Project including leasing schedules and reports, executed copies of any Space Leases entered into during such quarter, a list of all Space Leases then pending or the subject of negotiation by Borrower and such other leasing information as Lender shall reasonably request with respect to the Space Leases and the Trust Estate.

         (h) Borrower shall deliver or cause to be delivered to Lender, on the date on which Borrower submits its final Request for Disbursement of Hard Costs under Section 5.08 and not later than sixty (60) days prior to the end of each calendar year thereafter, an annual operating budget (the "Annual Operating Budget") for the Project which shall be subject to approval by Lender in its reasonable judgment. Lender's failure to disapprove a proposed Annual Operating Budget within thirty (30) days after submission shall be deemed to be Lender's approval of such submission.

         Section 7.16.  Management of Property.  Borrower shall not enter into
                        ----------------------
any agreement providing for the management, leasing or operation of all or any part of the Premises without the prior written consent of Lender, such consent not to be unreasonably withheld or delayed. Lender hereby approves Boston Properties, a Massachusetts business trust, as manager of the Premises provided that Boston Properties is and remains an Affiliate of Mortimer B. Zuckerman and/or Edward H. Linde.

Each manager of the Project shall execute and deliver to Lender a consent on Lender's standard form to the collateral assignment to Lender of the management contract for the Project.

         Section 7.17.  Project Documents.
                        -----------------

                (a) Except to the extent otherwise provided for herein, Borrower shall maintain in full force and effect, and shall comply with all of its obligations under, each of the Project Documents, including without limitation the Architect Contract and the Construction Contract.

                (b) Unless Lender otherwise consents in writing Borrower shall not: (i) permit any of the Project Documents to be materially supplemented, modified, amended or terminated excluding any supplements, modifications or amendments in respect of Change Orders not requiring Lender's approval hereunder; (ii) waive, or consent to any departure from, any of the material provisions of any of the Project Documents; or (iii) transfer, convey, encumber, assign or release any interest in any of the Project Documents (except under the Loan Documents).

         Section 7.18.  Operation and Maintenance of Project. Borrower shall (i)
                        ------------------------------------
use its best efforts to keep the Project and the Improvements fully leased in a manner consistent with the highest commercial use thereof and at prevailing rates, (ii) enter into appropriate leases, service contracts and maintenance or operating agreements in accordance with the terms of this Agreement and the other Loan Documents, and (iii) make all necessary and customary capital improvements, repairs, replacements, additions, renovations or refurbishing of or to the Trust Estate. Borrower shall incur and pay or cause to be paid all costs, expenses and charges necessary or appropriate to comply with the requirements of this Section 7.18.

         Section 7.19.  Environmental. No Hazardous Material shall be used
                        -------------
during construction of the Project unless there exists no practical alternative thereto and then such Hazardous Material shall be used and stored in strict compliance with all Laws and shall be removed in its entirety from the Premises promptly upon completion of such use. Borrower shall establish and maintain a procedure to monitor the compliance of the Project with all applicable Laws relating to Hazardous Materials.

         Section 7.20.  Other Business. Borrower shall not engage in any
                        --------------
business other than the developing, constructing, operating, owning, managing, financing, and leasing of the Project and Phase I and the ownership of Lot 872. Without Lender's prior written approval Borrower will not change the height, bulk, location or use (a) of Lot 872 from that heretofore presented to Lender so as to materially adversely affect the Premises or (b) of Phase I except as permitted under the documents providing for, evidencing, securing or otherwise relating to the loan made by Lender to Borrower in respect of Phase I.

         Section 7.21.  Further Encumbrance.  Except as otherwise expressly
                        -------------------
permitted by this Section 7.21, Borrower shall not further mortgage, encumber for debt or pledge the Project, Trust Estate, Revenues or any part thereof or any interest therein (including, without limitation, any air or development rights). Borrower shall be permitted to further encumber for debt, mortgage or pledge the Trust Estate or a part thereof as security for additional indebtedness ("Subordinate Financing") provided that all of the following conditions have been met by Borrower to Lender's reasonable satisfaction or Lender has waived the same in writing:

                (a) Borrower has validly elected the Fixed Rate under the Note for an Interest Period ending on the Maturity Date.

                (b) The Debt Service Coverage Ratio (calculated as if the Subordinate Financing had occurred and payments of principal and interest were payable with respect thereto) for the month preceding the month in which the Subordinate Financing is to occur, shall be equal to or greater than 1.15.

                (c) After taking the Subordinate Financing into account, the Loan to Value Ratio as of the date of the Subordinate Financing shall be no greater than eighty percent (80%).

                (d) Borrower shall give Lender telephonic notice, promptly confirmed in writing, of Borrower's intention to engage in any such Subordinate Financing at least twenty (20) days prior to Borrower's entering into such Subordinate Financing. Not later than ten (10) days prior to the closing of such Subordinate Financing, Borrower shall submit to Lender all documentation with respect to such Subordinate Financing. Lender shall have ten (10) days from receipt of such documentation to approve such documentation and if Lender shall not have responded to Borrower's request for approval within ten (10) days after receipt thereof, Lender shall be deemed to have approved the documentation with respect to such Subordinate Financing. All documentation with respect to any Subordinate Financing shall be approved by Lender if such documentation, in Lender's reasonable judgment, (i) expressly provides that the Subordinate Financing and all rights given to the lender under such Subordinate Financing ("Subordinate Lender") shall be subject and subordinate to the

Loan and all Loan Documents (as then in effect) in all respects, and (ii) provides for the following:

          (A) The Subordinate Financing shall not contain any provisions which conflict with the Deed of Trust or the Assignment of Rents with regard to the collection and release and of insurance proceeds, distribution of condemnation awards arid collection of rents following an Event of Default or shall expressly provide that the Deed of Trust and Assignment of Rents control with respect to the foregoing. The Subordinate Financing shall not assign to the Subordinate Lender any interest in the Rents payable under a Government Lease (as those terms are defined in the Assignment of Rents).

         (B) Any debt service or other payment paid on the Subordinate Financing out of Revenues from the Trust Estate after an Event of Default has occurred, shall be held in trust by the Subordinate Lender for the benefit of Lender and shall be paid over to Lender upon request if Lender has given the Subordinate Lender notice of such Event of Default and the Subordinate Lender (i) has not cured such Event of Default within ten (10) days after receipt of notice thereof, or (ii) with respect to non-monetary defaults, (A) the Subordinate Lender has not commenced action to remedy such Event of Default within thirty
(30) days after notice and (B) the Subordinate Lender is not pursuing such remedial action to completion with due diligence, provided in each case that at the time of such action by the Subordinate Lender the Borrower would be entitled to cure the applicable Event of Default.

         (C) The Subordinate Lender shall enter into non-disturbance agreements with Space Tenants under Space Leases if Lender has entered into or, after the date of the Subordinate Financing, Lender enters into such agreements with such tenants.

         (e) There shall exist at the time of such Subordinate Financing no Event of Default nor any fact or circumstance, which with the passage of time, giving of notice or action of third parties, could become an Event of Default that is not then being cured in accordance with the terms of this Agreement and the other Loan Documents.

         (f) The Subordinate Lender shall be an Institutional Lender at the time of entry into the Subordinate Financing.

         (g) With respect to any Subordinate Financing permitted hereunder and approved by Lender pursuant hereto, Lender shall, upon request and at Borrower's sole cost, enter into an agreement with the Subordinate Lender pursuant to which Lender shall agree to provide the Subordinate Lender with (i) concurrent notices of any notice of default which could become an Event of Default under any of the Loan Documents, and (ii) an opportunity to cure any such default within the applicable notice and grace periods, if any, given to Borrower under the applicable provisions of any of the Loan Documents.

        Section 7.22.  Transfers. Borrower will not cause, permit or suffer a
                       ---------
Transfer, other than to a Permitted Transferee, a Subordinate Lender or a party claiming by, through or under a Subordinate Lender (by virtue of foreclosure sale or by accepting a deed in lieu of foreclosure) without the prior written consent of Lender, which consent shall not be unreasonably withheld or delayed. For purposes of this Section 7.22, Lender shall consider, by way of illustration and not in limitation, the following factors in its determination of granting consent to any such Transfer: (i) the financial condition of the proposed transferee; (ii) the general reputation in the community of the proposed transferee; and (iii) the management and real estate experience of the proposed transferee. For purposes of this Section 7.22, if Lender has not responded to Borrower's request for approval or consent within ten (10) days following receipt thereof, Lender's rights regarding prior approval or consent shall be deemed waived; provided, however, Lender's right to consent or approve the proposed transferee shall not be deemed waived if Lender has requested further information concerning such proposed transferee as in its reasonable judgment is necessary to evaluate Borrower's request. Lender shall have an additional ten
(10) day period following receipt of such additional information by Lender in which to approve or disapprove the proposed transferee. If Lender has not responded within the ten (10) day period referred to in the preceding sentence, Lender shall be deemed to have waived its right to so consent.

         Section 7.23.  Reimbursable Expenses.  Borrower shall reimburse Lender
                        ---------------------
for all Out-of-Pocket Costs in connection with (a) the preparation, negotiation, execution and delivery of the Loan Documents and all certificates, agreements, instruments and opinions delivered in connection herewith and therewith, (b) any amendment, modification or supplement to any of the Loan Documents or any agreement or instrument delivered in connection herewith or therewith, (c) any waiver of any provision of this Agreement, any of the Loan Documents or any agreement or instrument delivered in connection herewith or therewith, (d) any restructuring of the terms of any of the Loan Documents or any agreement or instrument delivered in connection herewith or therewith, and (e) the administration and enforcement of the Loan Documents or any agreement or instrument delivered in connection herewith or therewith from and after the occurrence of an Event of Default or following an acceleration of the Loan. All of the foregoing expenses shall be reimbursed by Borrower whether or not Lender gives notice to Borrower of such Event of Default under this Agreement or takes any other action to enforce the provisions of any of the Loan

Documents or any agreement or instrument delivered in connection herewith and therewith. Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing, recording and enforcement of any of the Loan Documents or any agreement or instrument delivered in connection herewith or therewith and shall save Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or failure to pay such taxes and fees. All amounts payable pursuant to this Section 7.23 shall be due and payable not later than ten (10) Business Days following written demand by Lender, together with interest thereon (i) if Lender has actually paid such amount, at the Prime Rate (as defined in the Note) from the date of demand therefor through the date which is ten (10) Business Days after demand therefor (the "Due Date"), and (ii) whether or not Lender has actually paid such amount, at the Involuntary Rate from the Due Date through the date of payment by Borrower. The obligation to pay such amounts shall survive the repayment of the Loan and shall continue in full force and effect so long as the possibility of any such liability, claims or losses pursuant to this Section 7.23 exists.

         Section 7.24.  Preservation of Existence.  Borrower shall, as long as
                        -------------------------
any part of the Loan remains unpaid, do all things necessary to preserve and keep in full force and effect its existence, franchises, rights and privileges as a partnership under the laws of the state of its formation and will comply with all regulations, rules, statutes, orders arid decrees of all Governmental Authorities applicable to the Trust Estate or any part thereof, subject, however, to Borrower's right to contest such regulations, rules statutes, orders and decrees pursuant to Section 1.11 of the Deed of Trust.

         Section 7.25.  Future Tenant Estoppel Certificates.
                        -----------------------------------

              (a) From time to time during the Loan Term upon Lender's request, but not more often than once each calendar year other than following the occurrence of an Event of Default, Borrower shall, within forty-five (45) days following request by Lender, deliver to Lender estoppel certificates in the form prepared by Lender with respect to all Qualifying Space Leases, which estoppel certificates shall be executed by Borrower and each other party to the appropriate Qualifying Space Lease, stating (i) that the Qualifying Space Lease is unmodified and in full force and effect or, if modified, stating the modification(s), if any, (ii) whether or not, to the best knowledge of each party to such Qualifying Space Lease, any other party to such Qualifying Space Lease is in default in any respect under such Qualifying Space Lease, and, if so, specifying such default, and (iii) any other matters that may be reasonably requested by Lender. If Borrower is unable to deliver any such estoppel certificate to Lender because, despite Borrower's reasonable efforts, the Space Tenant from whom it has been requested has not delivered it to Borrower, Borrower shall deliver Borrower's certificate to Lender as to the matters set forth in Clauses (i)-
(iii) and shall deliver the Space Tenant's estoppel certificate to Lender within two (2) Business Days after receiving it.

              (b)  At any time during the Loan Term, Borrower shall, within ten
(10) days after request by Lender, execute and deliver Borrower's certificate stating (i) that the Qualifying Space Leases are unmodified and in full force and effect as modified, stating the modification(s), and (ii) that all rents due under Qualifying Space Leases have been paid when due, or if not, specifying the Qualifying Space Leases under which rents have not been paid when due.

         Section 7.26.  Use of Proceeds.  Borrower will use the proceeds of the
                        ---------------
Loan solely to pay Project Costs.

         Section 7.27.  Publicity.  Promptly following the Initial Disbursement,
                        ---------
Borrower shall, at its sole expense, publish in a publication of its choice a "tombstone notice" of the Loan in form and substance mutually satisfactory to Lender and Borrower.

         Section 7.28.  Name.  Borrower shall not change its name without
                        ----
Lender's prior consent.

         Section 7.29.  Consultants' Fees.  Borrower shall pay all fees and
                        -----------------
expenses of Lender's Consultants which are reasonable and customary, such obligation on the part of Borrower to survive the repayment of the Loan. After a default by Borrower in the payment of any of the fees, costs and other expenses of Lender's Consultants or after any Event of Default, Lender, in its discretion, may pay such fees, costs and other expenses at any time by a Disbursement for Soft Costs under the Loan or from any Completion Deposit and Borrower hereby authorizes Lender to make such payments.

         Section 7.30.  Partnership Agreement; No Partnership Distributions.
                        ---------------------------------------------------
Borrower shall not amend its agreement of limited partnership so as to limit the authority of the current general Partner of Borrower to control and act for Borrower, shorten the term of such agreement, modify the permitted purposes of Borrower, or adversely affect either the ability of Borrower to perform its obligations under the Loan Documents or the interests of Lender thereunder. Borrower will not, without the prior written consent of Lender, make any distribution of partnership assets or proceeds to any Partner of Borrower in such Person's capacity as a Partner other than for reimbursement of actual expenses incurred by a Partner of Borrower on behalf of Borrower, whether or not such a partnership distribution is permitted under the terms of

Borrower's partnership agreement; provided, however, that so long as no monetary default or Event of Default under the Loan Documents shall then exist or would exist after giving effect to the proposed distribution, then (a) at any point while the Loan is outstanding, Borrower, pursuant to Section 2.05 hereof, shall be permitted to make one or more distributions from the Item designated in the Project Budget as "Land Equity" in amounts totalling, in the aggregate, not more than Seven Million Dollars ($7,000,000), (b) upon termination of the Bid Protest Guaranty in accordance with its terms, Borrower shall be permitted in accordance with Section 2.05 hereof to disburse the amount remaining under the Item designated in the Project Budget as "Land Equity" in accordance with the Project Budget and Construction Schedule provided to Lender in connection with the Loan, and (c) if Completion of Construction shall have occurred, then, to the extent of Net Cash Flow excluding cash from the Loan, Borrower, not more frequently than quarterly, may make distributions of partnership assets or proceeds (other than Loan proceeds) to any Partner of Borrower. Nothing in this Section 7.30 shall prohibit Borrower's paying a development fee to a Partner or Affiliate of Borrower, provided that such payment is pursuant to and in accordance with an agreement heretofore approved by Lender or hereafter entered into with Lender's approval, which approval shall not be withheld or delayed unreasonably provided that the fee to be paid thereunder is within the amount of the Item established therefor in the Project Budget.

         Section 7.31.  Space Leases.  Borrower shall fully perform in a timely
                        ------------
fashion all of its obligations under all Space Leases, including the Government Leases.

         Section 7.32.  Tenant Improvements Schedule.  Borrower shall provide to
                        ----------------------------
Lender a Tenant Improvements Schedule immediately upon becoming available and in any event prior to commencing construction of any Tenant Improvements.


                                  ARTICLE VIII

                         EVENTS OF DEFAULT AND REMEDIES
                         ------------------------------


         Section 8.01.  Events of Default.  Each of the following specified
                        -----------------
events shall constitute an "Event of Default" under this Agreement whether the occurrence of such event shall be voluntary or involuntary or come about or be affected by operation of law or otherwise:

              (a) If any representation, warranty or statement made by (i) Borrower herein, in any other Loan Document or any Request for Disbursement, certificate, document, financial or other statement given by Borrower in connection with the Loan, or (ii) Guarantors in any of the Guarantees or any certificate, document, financial or other statement given by Guarantors in connection with the Loan, shall prove to have been untrue or incorrect in any material respect when made and the existence of the facts constituting such untruth or incorrectness shall have a material and adverse effect upon the value of the Trust Estate or Lender's security for the Loan; or

              (b) If any Lien or security interest created by any Loan Document, at any time after the execution and delivery thereof and for any reason, ceases or fails to constitute a valid, perfected and subsisting first lien or security interest in and to the property purported to be covered thereby, subject only to the Permitted Exceptions; or

              (c) If the Project or any portion thereof is not completed in substantial conformity with the Plans in an orderly and expeditious manner substantially in accordance with the time references set forth in the Construction Schedule or before the Completion Date, subject to the provisions of Section 7.01, or is not, through Completion of Construction, free and clear of mechanics', materialmen's and other Liens asserted by suppliers of labor, services, equipment or material to the Project, subject to Borrower's rights under the Deed of Trust to contest Liens; or

              (d) If all or a substantial or material portion of the Trust Estate is injured, damaged or destroyed by fire or other casualty or damaged thereby to an extent that would, in Lender's reasonable judgment, prevent or preclude Completion of Construction in an orderly and expeditious manner and in any event before the Completion Date; provided, however, that such damage shall not constitute an Event of Default if Borrower shall be entitled to restore the Trust Estate in accordance with the terms of the Deed of Trust; or

              (e) If Borrower, in connection with the Bid Protest Litigation, is enjoined or prevented by issuance of a stop work order or suspension of work by any Governmental Authority or court of competent jurisdiction from constructing the Project or performing its obligations hereunder and such injunction, stop work order or suspension of work is not released or stayed (i) within sixty (60) days after the granting thereof, or (ii) within an additional period of time after such sixty (60) days, not to exceed an additional sixty
(60) days, upon the prior consent of Lender, not to be unreasonably withheld if Borrower demonstrates to the reasonable satisfaction of Lender that such injunction, stop work order or suspension of work will be released or stayed and Lender in good faith determines that such injunction, stop work order or suspension of work will not prevent or preclude Completion of Construction in an orderly and expeditious manner and in any event before the Completion Date; or

              (f) If all or a substantial or material portion of the Trust Estate is condemned, seized or appropriated by any Governmental Authority; provided, however, that if such a taking is a partial taking and Borrower shall be entitled to restore the Trust Estate in accordance with the Deed of Trust, such taking shall not be deemed to be an Event of Default; or

              (g) If Completion of Construction shall not occur by the Completion Date; or

              (h) If a default by Borrower shall occur under the Architect Contract, Construction Contract or any Space Lease (including the Government Leases), which default Lender reasonably determines is likely to affect Borrower's ability to complete construction of the Project before the Completion Date, and, if such default is subject to cure, shall remain uncured on the date that is the last day of the grace period applicable to such default; or

              (i) If the General Contractor or any Architect shall fail to perform or observe any term, covenant or agreement contained in the Construction Contract or any Architect Contract, respectively, or in the consent signed by the General Contractor or such Architect for the benefit of Lender and (i) Lender has determined, in its reasonable judgment, that such failure would have a material adverse effect on the Project or would prevent or preclude Completion of Construction in an orderly and expeditious manner and in any event before the Completion Date, (ii) such failure shall continue for a period of twenty (20) calendar days from the date that notice of such determination is given to Borrower, (iii) Borrower shall fail to submit to Lender the name of a proposed successor General Contractor or Architect within twenty (20) calendar days thereafter, (iv) Lender shall disapprove such proposed successor General Contractor subsequent to such twenty (20) day period (provided that Lender's approval shall not be unreasonably withheld), and (v) Borrower shall fail to enter into a replacement Construction Contract or Architect Contract within thirty (30) days after submission and approval of such replacement General Contractor or Architect and such replacement Architect or General Contractor shall fail to execute a consent in favor of Lender, in a form mutually acceptable to Lender and such replacement Architect or General Contractor, within such time period; provided, however, that if Lender fails to approve the first successor General Contractor or Architect submitted by Borrower, then Borrower shall have an additional ten (10) days between steps (iv) and (v) above to submit the name of a second proposed successor General Contractor or Architect and Lender shall have an additional ten (10) days after such subsequent submission to approve such proposed successor; or

              (j) The General Contractor or the Architect shall cease to act as General Contractor or Architect for the Project, and (i) Borrower shall fail to submit to Lender the name of a proposed successor General Contractor or Architect within thirty (30) calendar days thereafter, or (ii) Lender shall disapprove such proposed successor General Contractor or Architect subsequent to such thirty-day period (provided that Lender's approval shall not be unreasonably withheld) or (iii) Borrower shall fail to enter into a replacement Construction Contract or Architect Contract within thirty (30) days after submission and approval of such replacement General Contractor or Architect and such replacement Architect or General Contractor shall fail to execute a consent in favor of Lender, in a form mutually acceptable to Lender and such replacement Architect or General Contractor, within such time period; provided, however, that if Lender fails to approve the first successor General Contractor or Architect proposed by Borrower, Borrower shall have an additional twenty (20) days between steps (ii) and (iii) above to propose a second successor General Contractor or Architect, which Lender shall expeditiously approve or disapprove, and there shall be no Event of Default if Borrower enters into a replacement Construction Contract or Architect Contract within thirty (30) days after submission and approval of such second replacement General Contractor or Architect; or

              (k) If the Loan is not in balance and the Contractor or Subcontractor for the Item or Items out of balance have not provided payment and performance bonds as provided in Section 2.14 within thirty (30) days after notice from Lender; or

              (l) If Borrower shall fail to perform or observe any other covenant, term or agreement on its part contained in this Agreement and not otherwise provided for in this Section 8.01, which failure shall have continued unremedied for thirty (30) days after notice thereof has been given to Borrower by Lender, provided, however, that if in Lender's reasonable judgment the nature of the failure referred to in this clause (1) is such that it is curable by Borrower but cannot be cured within said thirty (30) days, then an Event of Default shall not be deemed to have occurred hereunder so long as (i) Borrower has commenced to cure said failure within said thirty (30) day period, and has notified Lender of such commencement within said thirty (30) days, (ii) Borrower thereafter proceeds with diligence to cure the same in Lender's reasonable judgment, and (iii) sufficient progress is being made in curing such default, in Lender's reasonable judgment; or

              (m) If any Event of Default shall have occurred under any other Loan Document and shall remain uncured under the terms of any other Loan Document; or

              (n) If a default shall occur under any guaranty now or hereafter provided in respect of the Loan, including without limitation the Guarantees, and such default shall remain uncured beyond the applicable notice and grace period thereunder, if any; or

              (o) If any of the Guarantees is not in effect, unless it has lapsed pursuant to its terms, or the obligation to make payments of the guaranteed obligations under any such guaranty is determined by a court of competent jurisdiction to be unenforceable; or

              (p) The termination, liquidation or dissolution or the commencement of proceedings towards the liquidation or dissolution of Borrower, or a general Partner of Borrower or a general partner of a general Partner of Borrower (unless immediately reconstituted pursuant to the provisions of its partnership agreement or applicable law or in connection with a Transfer to a Permitted Transferee); or

              (q) The occurrence, prior to Completion of Construction, of a material and adverse change in the financial condition of Borrower or any Guarantor which,' in the sole judgment of Lender, renders it unable to fulfill its financial obligations as they become due; or

              (r) If Borrower is unable to satisfy or cause the satisfaction of any condition for the receipt of a Disbursement, or to resolve the situation to the reasonable satisfaction of Lender, for a period in excess of thirty (30) days after written notice from Lender; or

              (s) If any certificate of occupancy or building permit for the Project or any portion thereof is revoked, cancelled or otherwise ceases to be effective; provided, however, that such revocation, cancellation or suspension shall not be an Event of Default if, prior to Completion of Construction, Borrower is diligently proceeding to cure such default, such cure may be effected within the Project Budget or with a Completion Deposit, and the time required to cure such default does not materially adversely affect Borrower's ability to meet the Construction Schedule or adversely affect any of Lender's collateral security for the Loan, and after Completion of Construction, such revocation, cancellation or suspension shall not permit the GSA or other contracting party to cease paying rent or making payments under the terms of the Government Leases; or

              (t) The GSA Building Lease shall have been terminated or cancelled for any reason.

         Section 8.02.  Remedies.
                        --------

             (a) If any Event of Default shall occur, all obligations of Lender under this Agreement, including without limitation Lender's obligation to make any further Disbursements, at the option of Lender, shall cease and terminate, and Lender may declare the entire outstanding Loan, including interest thereon and any other fees, costs and charges then payable under any of the Loan Documents, immediately due and payable, whereupon the same shall become immediately due and payable, without presentment, protest or further demand or notice of any kind, all of which are hereby expressly waived by Borrower; and, upon such occurrence of an Event of Default or at any time following Lender's declaration that the Loan is due and payable as provided above, Lender, in addition to the foregoing, may immediately exercise any and all other rights, remedies and recourse available to it at law or in equity or under this or any of the other Loan Documents (including, without limitation, the right to sell the Trust Estate and/or foreclose any and all liens and security interests securing the repayment of the Loan under the Deed of Trust and the other Loan Documents).

             (b) Borrower hereby irrevocably constitutes and appoints Lender, the Inspecting Engineer and/or any other independent contractor selected by Lender as its true and lawful attorney-in-fact, with full power, of substitution, for the purpose of performing Borrower's obligations in the name of Borrower under the Loan Documents and completing construction of the Project, whether or not substantially in accordance with the Plans (with such additions, changes and corrections in the Plans as shall be necessary or desirable in Lender's opinion to complete the Project), but Lender may act pursuant to this power-of-attorney only after an Event of Default occurs. The foregoing power-of-attorney shall be deemed coupled with an interest and shall be irrevocable until payment in full of the Loans and all other sums due and owing to Lender under any of the Loan Documents. Without limiting the generality of the foregoing, said attorney-in-fact is hereby empowered by Borrower to do any one or more of the following:

                   (i) To use any funds of Borrower in Lender's possession and any Disbursements not yet approved or disbursed hereunder, for the purpose of completing the Project in the manner called for by the Plans or as provided in clause (ii) below and all sums advanced hereunder and any other amounts expended by Lender to complete the Project shall be deemed to have been advanced to or for the account of Borrower pursuant hereto;

                  (ii) To make such additions, changes and correction in the Plans as shall be necessary or desirable in

Lender's opinion to complete the Project as contemplated by the Plans;

                  (iii) To employ any contractors, subcontractors, agents, architects and inspectors required for said purposes;

                   (iv) To employ attorneys to defend against attempts to interfere with the exercise of the powers granted hereby;

                    (v) To pay, settle or compromise all bills and claims which are or may be liens against the Premises or Project or may be necessary or desirable for the completion of the Project or the clearance of title;

                   (vi) To execute all applications and certificates in the name of Borrower which may be required by any construction contract;

                  (vii) To prosecute and defend all actions or proceedings in connection with the construction of the Project on the Premises and to take such action, require such performance and do any and every other act as is deemed reasonably necessary by Lender to complete the Project;

                 (viii) To let new or additional contracts with the same contractor(s) or others to the extent not prohibited by their existing contracts;

                   (ix) To employ watchmen and erect security fences to project the Project from injury; and/or

                    (x) To take such action and require such performance as it deems necessary under any of the bonds which may be, or insurance policies to be or which have been, furnished hereunder, to make settlements and compromises with the sureties or insurers thereunder and, in connection therewith, to execute instruments of release and satisfaction.

             (c) Without limiting any other similar rights herein granted, from and after the occurrence of an Event of Default, Borrower does irrevocably permit and authorize Lender to advance any Disbursement directly to General Contractor, Contractors, Subcontractors, materialmen, suppliers and other persons to pay for the completion of the Project, but Lender is not under any obligation so to do. No further direction or authorization from Borrower shall be necessary to warrant such direct advances and all such advances shall satisfy pro tanto the obligations of Lender hereunder as fully as if made to or for the
--- -----
account of Borrower regardless of the disposition thereof by any contractors, materialmen, suppliers or such other persons. Lender may impose any condition for such direct payment including, but not limited to, receipt of estoppel certificates, waivers of lien, releases and the like.

                (d) Any and all costs and expenses (including attorneys' fees and disbursements) incurred by Lender in pursuing its remedies hereunder and exercising such power-of-attorney shall be additional indebtedness of Borrower to Lender hereunder, and shall be secured by the Deed of Trust.

                (e) Other than as may result from the negligence or willful misconduct of Lender or its agents, servants or employees, Borrower does hereby indemnify and hold Lender harmless from and against any and all liability, claims, cost, damage, and Out-of-Pocket Costs which may be imposed upon or incurred by Lender by reason of action taken by Lender hereunder, and from and against any and all claims or demands whatsoever which may be asserted against Lender by reason of any alleged obligation or undertaking on its part to perform or discharge any of the terms, covenants and conditions of any obligation of Borrower, to the extent same (i) arise during or relate to the period prior to Lender's taking possession of the Trust Estate following the occurrence of an Event of Default or (ii) arise during or relate to the period following Lender's taking possession of the Trust Estate and involve the acts or failures to act of Borrower or its agents, servants or employees. In case any action, suit or proceeding is brought against Lender by reason of any such occurrence, as a condition of Borrower's indemnity obligation under this Section 8.02(e), (i) Lender shall give prompt notice to Borrower of any such action, suit or proceeding, and (ii) Borrower may, at Borrower's sole cost and expense, resist and defend such action, suit or proceeding by counsel reasonably satisfactory to Lender and (iii) if Borrower elects to defend such action, suit, or proceeding, Lender shall not compromise or settle any such action, suit or proceeding without the consent of Borrower unless Borrower waives its right to the foregoing indemnification. Lender may, however, engage its own counsel, at its expense, to participate in said defense and in such case, the respective counsel for Borrower and Lender shall cooperate with each other with respect thereto (it being understood that at all times counsel for Borrower shall control such defense) and shall provide each other with copies of all papers filed in such case which, when practical, shall be delivered prior to filing thereof, or otherwise contemporaneously with filing thereof, and with such other papers as shall be reasonably requested by the other counsel which shall be delivered promptly upon request therefor. All sums determined to be payable by Borrower to Lender by reason of the foregoing indemnity pursuant to a non-appealable order of a court of competent jurisdiction, shall be due and payable by Borrower to Lender within ten (10) Business Days after demand therefor or on such later date as specifically set forth in such demand, and if such sums are not timely paid, said sums shall bear interest at the Involuntary Rate from the date such payment was due through the date of payment.

                (f) Notwithstanding anything to the contrary contained herein, Lender is not and shall not be obligated to attempt to use, operate, occupy or manage the Trust Estate or any part thereof or perform any of the terms conditions and agreements herein or in any of the other Loan Documents or in any other documents on the part of Borrower to be performed, and Lender shall have no liability whatsoever to Borrower or, unless and until Lender takes possession of the Trust Estate following the occurrence of an Event of Default, any other person or entity (other than by reason of its gross negligence or wilful misconduct) for failing, attempting or ceasing to perform the same, or for the manner of performing or attempting to perform the same, or any part thereof.


                                  ARTICLE IX

                                 MISCELLANEOUS
                                 -------------

         Section 9.01.  Expenses.  Borrower shall pay all Out-of-Pocket Costs
                        --------
and all costs and expenses incurred by Borrower in connection with the Loan and any advance thereunder including, without limitation, the fees and expenses set forth in Section 7.29 hereof, recording fees for any documents that Lender reasonably deems it appropriate to record, recording taxes when required by the terms of this Agreement to be paid by Borrower (including any such costs associated with recording tax audits or investigations demanded or conducted by a state or local tax authority with respect to the Deed of Trust) transfer taxes, license and permit fees, appraisal fees, costs of environmental inspections, filing fees, title premiums and other fees of the Title Company, as and when appropriate.

         Section 9.02.  Entire Agreement.  This Agreement, taken together with
                        ----------------
all of the other Loan Documents and all certificates and other documents delivered by Borrower to Lender, embodies the entire agreement with respect to the subject matter hereof, and supercedes or incorporates all prior negotiations or agreements written and oral.

         Section 9.03.  Counterparts.  This Agreement may be executed in any
                        ------------
number of counterparts with the same effect as if the parties hereto had signed the same document. All such counterparts shall constitute one instrument.

         Section 9.04.  Governing Law/Venue/Jurisdiction.  This Agreement and
                        --------------------------------
the other Loan Documents are to be governed by arid construed in accordance with the laws of the District of Columbia. By its execution and delivery of the Note and this Agreement, Borrower shall be deemed to have agreed that the appropriate venue and jurisdiction for any litigation pertaining to the Loan, the Note or the Loan Documents shall be in the District of Columbia and that the appropriate location for any foreclosure sale pertaining to the collateral described in the Loan Documents shall be in the District of Columbia.

         Section 9.05.  Severability.  If any of the terms and provisions
                        ------------
specified herein is held by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such term or provision to be illegal, invalid, unlawful, void, voidable, or unenforceable as written, then such provision shall be given full force and effect to the fullest possible extent that it is legal, valid and enforceable, and the remainder of the terms and provisions herein shall be construed as if such illegal, invalid, unlawful, void, voidable or unenforceable term or provision was not contained herein, and that the rights, obligations and interest of Borrower and Lender tinder the remainder of this Agreement shall continue in full force and effect .

         Section 9.06.  Successors and Assigns.  All covenants and agreements
                        ----------------------
herein shall bind the respective successors and assigns of Borrower and Lender (but this provision is not intended nor shall it be construed to permit Borrower to transfer or assign its rights and obligations hereunder or under the Loan Documents except as permitted by the provisions of the Loan Documents), whether so expressed or not, and all such covenants shall inure to the benefit of Lender and Borrower and their respective nominees, successors and assigns, whether so expressed or not. All successors and assigns of Borrower, including all Persons succeeding to Borrower's interest in the Trust Estate as permitted by the Loan Documents or otherwise consented to by Lender, shall, prior to such succession or assignment, expressly assume in writing all of Borrower's obligations under the Loan Documents.

         Section 9.07.  Setoff.  Borrower hereby waives any and all rights of
                        ------
setoff with respect to principal and interest due on the Note and any other payments due Lender under the Loan Documents, including rights of setoff with respect to the Note and the Loan Documents which may arise from claims, transactions or occurrences heretofore unknown to Borrower.

         Section 9.08.  Time of the Essence.  Time is of the essence with regard
                        -------------------
to Borrower's performance under the terms amid provisions of this Agreement, the other Loan Documents and any amendment, modification or revision hereof or thereof, subject, however, to the applicable grace periods, if any, set forth in the Loan Documents. No extension of time for the payment of the Loan or any installment thereof made by agreement with any person now or hereafter liable for payment of the Loan shall operate to release, discharge, modify, change or affect the original liability of Borrower under this Agreement, either in whole or in part.

         Section 9.09.  Headings.  The Table of Contents, and the titles and
                        --------
headings of Articles and Sections of this Agreement are intended for convenience only, and shall not in any way affect the meaning or construction of any provision of this Agreement.

         Section 9.10.  Notices.  Each notice, request, demand, instruction or
                        -------
other communication required by the Note, this Agreement or the Loan Documents to be given to Borrower or Lender shall be in writing and shall be either (a) personally delivered to the parties named below by a commercial messenger service regularly retaining receipts for such delivery, (b) sent by registered or certified mail, return receipt requested, or (c) delivered by a reputable air courier service such as Federal Express, Express Mail, Airborne or Emery Air, shall be effective upon delivery thereof to the addressees, and shall be addressed to the parties as set forth below:

         To Borrower:               Southwest Market Limited Partnership
                                    c/o Boston Properties
                                    8 Arlington Street
                                    Boston, Massachusetts 02116
                                    Attention:  Vice President-Treasurer

         and                        Boston Properties
                                    599 Lexington Street, Suite 1300
                                    New York, New York  10022
                                    Attention:  Senior Vice President
         and                        Boston Properties
                                    500 E Street S.W.
                                    Washington, D.C.  20024
                                    Attention:  Regional General Counsel

         To Lender:                 The Sumitomo Bank Limited,
                                      New York Branch
                                    One World Trade Center
                                    Suite 9651
                                    New York, New York  10048
                                    Attn:  Real Estate Finance
                                           Department

         With a Copy to:            Gibson, Dunn & Crutcher
                                    1050 Connecticut Avenue, N.W.
                                    Washington, D.C.    20036
                                    Attn:  Michael A. Barrett, Esq.
                                           (Matter No: 88291-00041)

If Lender or Borrower desires to change its address for the purpose of receipt of notice, or to change the other party to receive a copy of notice, such notice or change of address or recipient shall be given in the manner specified herein. However, unless and until such written notice of change is actually received, the last address and addressee as stated by written notice, or provided herein if no written notice of change has been received, shall be deemed to continue in effect for all purposes hereunder. Any notice given in accordance with the terms hereof, the delivery of which is refused by the addressee, shall be effective at the time of such attempted delivery.

         Section 9.11.  Successive Remedies.  No power or remedy herein
                        -------------------
conferred is exclusive of or shall prejudice any other power or remedy of Lender given by law or by the terms of any of the Loan Documents. Each such power or remedy may be exercised by Lender from time to time as often as it deems necessary.

         Section 9.12.  No Waiver.  No failure by Lender to insist, or election
                        ---------
by Lender not to insist, upon the strict performance of any of the terms, provisions or conditions of this Agreement or any of the Loan Documents shall be deemed to be a waiver of the same or any other term, provision or condition thereof and Lender shall have the right at any time thereafter to insist upon strict performance of any and all of the same. If Lender advances any portion of the Loan in the absence of strict compliance with any or all of the conditions of Lender's obligations to make such advance, the same shall be deemed to have been made in pursuance of this Agreement and not to be a modification hereof.

         Section 9.13.  Estoppel Certificates/Non-disturbance/Other Agreements.
                        ------------------------------------------------------
Within ten (10) Business Days after request by Borrower,. (a) Lender shall deliver to Borrower an estoppel certificate, duly executed and acknowledged by Lender, stating the outstanding principal amount of the Loan and whether there exists any Event of Default under any of the Loan Documents, and (b) Lender shall execute and deliver a subordination, non-disturbance and attornment agreement in substantially the form attached to the Deed of Trust as Schedule C, for any Qualifying Space Lease entered into subsequent to the date hereof. If Borrower shall pay, in full, the principal of and premium, if any, and interest in the Note in accordance with the terms thereof and hereof and all other sums payable hereunder and under the other Loan Documents by Borrower and shall fully repay the Loan and shall comply with all the terms, conditions and requirements hereof and the other Loan Documents, then upon prior notice to Lender, Lender shall on such date of payment execute and deliver to Borrower such discharges, assignments and/or satisfactions as Borrower may reasonably request and shall accommodate Borrower by appearing at the closing of such assignment, discharge or satisfaction or make such other arrangement with respect thereto mutually satisfactory to Lender and Borrower, provided that Borrower shall pay all Out-of-Pocket Costs with respect thereto.

         Section 9.14.  Cross-Default.  Any Event of Default under this
                        -------------
Agreement shall be deemed to be an Event of Default under each of the Loan Documents, entitling Lender to exercise any or all remedies available to Lender under the terms of any or all Loan Documents.

         Section 9.15.  Purpose of Loans.  Borrower hereby represents and
                        ----------------
warrants that the indebtedness evidenced by the Note is being obtained solely for the purpose of carrying on a business or commercial enterprise. Nothing contained in the preceding sentence shall be deemed to be a limitation of Borrower's use of the proceeds of the Loan.

         Section 9.16.  Inconsistencies with Loan . In the event of any conflict
                        -------------------------
between this Agreement and the provisions of any of the other Loan Documents, the provisions of this Agreement shall control; provided, however, that any provision of any other Loan Documents which imposes additional burdens on Borrower or restricts the rights of Borrower or gives Lender additional rights or remedies shall not be deemed to be in conflict or inconsistent with this Agreement and shall be given full force and effect.

         Section 9.17.  Survival.  All of the representations, warranties,
                        --------
terms, covenants, agreements and conditions contained in this Agreement shall specifically survive the execution and delivery of this Agreement and the other Loan Documents and the advance of the Loan and shall, unless otherwise expressly provided, continue in full force and effect until the Loan or the portion thereof which has been advanced, together with interest thereon, and all other costs, charges and other sums payable hereunder or thereunder, are paid in full.

         Section 9.18.  Indemnification.  Borrower shall indemnify Lender for
                        ---------------
and hold Lender harmless from and against any and all claims, damages, losses, liabilities, Out-of-Pocket Costs of any kind whatsoever (other than such Out-of-Pocket Costs which are the responsibility of Lender pursuant to the terms of this Agreement) which Lender may incur (or which may be claimed against Lender) by reason of, or in connection with (a) the destruction of the Trust Estate (or any part thereof) in a casualty for which insurance was required under the Loan Documents and was not obtained and kept in full force and effect by Borrower,
(b) all obligations, covenants, representations and warranties of Borrower under the Trust Estate relating to Hazardous Material to the full extent of any losses or damages, including those resulting from diminution in the value of the Trust Estate incurred by Lender as a result of the existence of Hazardous Material to the extent such Hazardous Material existed prior to the date Lender has taken possession and has assumed control of the Trust Estate pursuant to the Deed of Trust, and (c) any action or proceeding to which Lender is made a party by reason of Lender's holding of an interest in the Trust Estate; provided, however, Borrower shall have no obligation to indemnify Lender for any such claims, damages, losses, liabilities, costs or expenses arising by reason of the negligence or willful misconduct of Lender or Lender's agents, servants or employees. In case any action, suit or proceeding is brought against Lender by reason of any such occurrence, as a condition to Borrower's indemnity obligation under this Section 9.18 (i) Lender shall give prompt notice to Borrower of any such action, suit or proceeding, (ii) Borrower may, at Borrower's sole cost and expense, resist and defend such action, suit or proceeding by counsel reasonably satisfactory to Lender, and (iii), if Borrower elects to defend such action, suit or proceeding, Lender shall not compromise or settle any such action, suit or proceeding without the consent of Borrower, unless Lender waives its right to the foregoing indemnification. Lender may, however, engage its own counsel, at its expense, to participate in said defense and in such case, the respective counsel for Borrower and Lender shall cooperate with each other with respect thereto (it being understood that at all times counsel for Borrower shall control such defense) and shall provide each other with copies of all papers filed in such case which, when practical, shall be delivered prior to filing thereof, or otherwise contemporaneously with filing thereof, and with such other papers as shall be reasonably requested by the other counsel which shall be delivered promptly upon request therefor. All sums determined to be payable by Borrower to Lender by reason of the foregoing indemnity pursuant to a non-appealable order of a court of competent jurisdiction shall be due and payable by Borrower to Lender within ten
(10) Business Days after demand therefor or on such later date as specifically set forth in such demand, and if such sums are not timely paid, said sums shall bear interest at the Involuntary Rate from the date such payment was due through the date of payment. This Section 9.18 shall survive the payment in full of the Indebtedness.

         Section 9.19.  No Agency, Partnership or Joint Venture; Nonliability of
                        --------------------------------------------------------
Lender.
------

                (a) Lender is not the agent or representative of Borrower, and Borrower is not the agent or representative of Lender. Borrower and Lender intend and agree that the relationship between them shall be solely that of creditor and debtor. Nothing herein nor the acts of the parties hereto shall be construed to create a partnership or joint venture between Borrower and Lender.

                (b) All inspections of the construction of the Project made by or through Lender are for purposes of administration of the Loan only and Borrower is not entitled to rely upon the same with respect to the quality, adequacy or suitability of materials or workmanship, conformity to the Plans, state of completion or otherwise. Borrower shall make its own inspections of such construction to determine that the quality of the work and all other requirements of such construction are being performed in a manner satisfactory to Borrower and in conformity with the Plans and all other requirements.

                (c) By accepting or approving anything required to be observed, performed, fulfilled or given to Lender pursuant to the Loan Documents, including any certificate, statement of profit and loss or other financial statement, survey, appraisal, lease or insurance policy, Lender shall not be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance or approval thereof shall not constitute a warranty or representation to anyone with respect thereto by Lender.

                (d) Lender neither undertakes nor assumes any responsibility or duty to Borrower to select, review, inspect, supervise, pass judgment upon or inform Borrower of any matter in connection with the Project, including without limitation matters relating to the quality, adequacy or suitability of: (i) the Plans (ii) Architects, Contractors, Subcontractors and other Persons employed or utilized in connection with the construction of the Improvements, or the workmanship of or the materials used by any of them, or (iii) the progress or course of construction and its conformity or nonconformity with the Plans.

                (e) Lender owes no duty of care to protect Borrower against negligent, faulty, inadequate or defective building or construction.

         Section 9.20.  Negotiated Document.  Lender and Borrower acknowledge
                        -------------------
that the provisions and the language of this Agreement and the other Loan Documents have been negotiated, and agree that no provision of this Agreement or any other Loan Document shall be construed against either Lender or Borrower by reason of either Lender or Borrower having drafted such provision, this Agreement or any other Loan Document.

         Section 9.21.  Limitation on Recourse.  Except for certain limited
                        ----------------------
personal liability as specified below, it is expressly understood and agreed that the extent of liability for payment by the Borrower of any sums due under this Agreement, the Note, the Deed of Trust or any of the other Loan Documents is limited to (a) the Trust Estate, and all Revenues therefrom received by the Borrower after the occurrence of an Event of Default which are not applied to the Loan or to Expenses of the Trust Estate, and (b) proceeds of insurance on said Trust Estate or proceeds on account of condemnation thereof (to the extent such proceeds are not applied by the Lender in restoration or repair of the Trust Estate pursuant to the terms of the Deed of Trust), the Lender agreeing not to look personally to the Borrower, the general partners of the Borrower (a "p-1"), the partners or shareholders of any general partner of the Borrower (a "P-2"), or the owners of partnership or shareholder interests, whether owned or held directly or indirectly, in partners of the general partners of the Borrower (a "P-3"), for payment of any such sums. The Lender, for itself and its successors, endorsees, participants and assigns, hereby waives any right to enforce collection of any money judgment against any assets of the Borrower, any P-1, P-2, or p-3, other than as set forth in clauses (a) and (b) above, whether by reason of a judgment pursuant to an action brought under the Note or any action in foreclosure or otherwise for a deficiency judgment against the Borrower, and P-1, P-2, P-3, other than as set forth in clauses (a) and (b) above. However, notwithstanding the foregoing, the Borrower and each P-1, P-2 and P-3 shall be fully subject to personal liability (i) for fraud, respectively, by Borrower or such P-1, P-2 or P-3 and (ii) to the extent that the proceeds of insurance on the Trust Estate, the proceeds on account of condemnation thereof, or Revenues of the Trust Estate are received by the Borrower or such P-1, P-2 or P-3 after the occurrence of an Event of Default and are not applied to the Loan, the Expenses of the Trust Estate or, in respect of insurance or condemnation proceeds, in restoration or repair of the Trust Estate pursuant to the terms of the Deed of Trust. The foregoing provisions shall not in any way be deemed to release, affect or impair the indebtedness and obligations evidenced by the Note or the security therefor, or the Lender's right to enforce its remedies under the Deed of Trust or any other of the Loan Documents by any action, including, without limitation, an action brought under the Note or any sale or foreclosure under the Deed of Trust. The foregoing provisions shall not in any way be deemed to release, affect or impair the indebtedness and obligations evidenced by the Note or the security therefor, or the Lender's right to enforce its remedies under the Deed of Trust or any other of the Loan Documents by any action, including, without limitation, an action brought under the Note or any sale or foreclosure under the Deed of Trust. Furthermore, none of the foregoing provisions shall in any way derogate from the liability which any person has assumed by a separate instrument in the nature of a guaranty of any obligation undertaken in connection with the Loan.

         Section 9.22.  Actions on Behalf of Lender.  Any consent, review,
                        ---------------------------
approval or other similar act required of Lender under the terms of this Agreement or any other Loan Document may, at Lender's option, be done by or in consultation with any Consultant or Consultants to Lender. At Lender's direction, Borrower shall provide such information to Consultants as may be required to be provided to Lender hereunder.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first written above.


                                SOUTHWEST MARKET LIMITED PARTNERSHIP,
                                a District of Columbia limited
                                partnership

                                By:  Boston Southwest Associates Limited
                                     Partnership, a Massachusetts limited
                                     partnership, General Partner

ATTEST:                              By:  Independence Square, Inc.,
                                          a Delaware corporation,
                                          its Managing General
                                          Partner


/s/ Edward C. Wallace                By:  /s/ Motimer B. Zuckerman
-----------------------------             ------------------------------
Name: Edward C. Wallace                   Motimer B. Zuckerman
      -----------------------             President

                                         THE SUMITOMO BANK, LIMITED, a
                                         Japanese banking institution, acting
                                         through its NEW YORK BRANCH

ATTEST:

                                         By:
-------------------------------             -------------------------------
Name:                                    Name:
     --------------------------                ----------------------------
                                         Title:
                                               ----------------------------




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